UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-21539
                                                   ------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
    ------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                         Date of fiscal year end:   May 31
                                                  ----------

                 Date of reporting period:      May 31, 2010
                                            -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



[GRAPHIC OMITTED]


                                          ANNUAL REPORT


                                          For the Year Ended
                                          May 31, 2010




                                          FIRST TRUST/
                                          FOUR CORNERS
                                          SENIOR FLOATING
                                          RATE INCOME FUND II






[LOGO OMITTED]      FOUR CORNERS                 [LOGO OMITTED]  FIRST TRUST
              CAPITAL MANAGEMENT


Front Cover

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

       First Trust/Four Corners Senior Floating Rate Income Fund II (FCT)
                                 Annual Report
                                  May 31, 2010

Shareholder Letter                                                        1
At A Glance                                                               2
Portfolio Commentary                                                      3
Portfolio of Investments                                                  6
Statement of Assets and Liabilities                                      17
Statement of Operations                                                  18
Statements of Changes in Net Assets                                      19
Statement of Cash Flows                                                  20
Financial Highlights                                                     21
Notes to Financial Statements                                            22
Report of Independent Registered Public Accounting Firm                  28
Additional Information                                                   29
Board of Trustees and Officers                                           32
Privacy Policy                                                           34


                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

       First Trust/Four Corners Senior Floating Rate Income Fund II (FCT)
                                 Annual Report
                                  May 31, 2010

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust/Four Corners Senior Floating Rate Income Fund II ("the Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. The past eighteen months have been challenging, but successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the twelve months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success. You may want to talk to your advisor about the other investments we offer that might fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust/Four Corners Senior Floating Rate Income Fund II

First Trust/Four Corners Senior Floating Rate Income Fund II
"AT A GLANCE"
As of May 31, 2010 (Unaudited)

--------------------------------------------------------------------------------
Fund Statistics
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                        FCT
Common Share Price                                                    $12.65
Common Share Net Asset Value ('NAV')                                  $13.96
Premium (Discount) to NAV                                            (9.38)%
Net Assets Applicable to Common Shares                          $353,105,803
Current Monthly Distribution per Common Share (1)                    $0.0390
Current Annualized Distribution per Common Share                     $0.4680
Current Distribution Rate on Closing Common Share Price (2)             3.70%
Current Distribution Rate on NAV (2)                                    3.35%
--------------------------------------------------------------------------------


-------------------------------------------------------------------------
Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------------

[CHART OMITTED]

                       [DATA POINTS REPRESENTED IN CHART]

                                  Common Share Price      NAV
                       5/31/2009          10.04          11.78
                        6/5/2009          10.05          12.04
                        6/12/2009          9.95          12.34
                        6/19/2009          9.90          12.36
                        6/26/2009          9.68          12.36
                         7/2/2009          9.84          12.46
                        7/10/2009          9.80          12.53
                        7/17/2009          9.90          12.62
                        7/24/2009          9.97          12.77
                       7/31/2009          10.59          13.01
                        8/7/2009          10.95          13.13
                       8/14/2009          10.96          13.20
                       8/21/2009          10.76          13.17
                       8/28/2009          10.87          13.21
                        9/4/2009          10.95          13.18
                       9/11/2009          11.04          13.24
                       9/18/2009          11.32          13.39
                       9/25/2009          11.18          13.46
                       10/2/2009          10.93          13.45
                       10/9/2009          11.02          13.48
                      10/16/2009          11.15          13.53
                      10/23/2009          11.17          13.56
                      10/30/2009          10.90          13.52
                       11/6/2009          10.85          13.37
                      11/13/2009          10.68          13.37
                      11/20/2009          10.80          13.37
                      11/27/2009          10.84          13.37
                       12/4/2009          10.99          13.38
                      12/11/2009          11.11          13.48
                      12/18/2009          11.54          13.58
                      12/24/2009          11.73          13.65
                      12/31/2009          11.90          13.71
                        1/8/2010          12.04          13.91
                       1/15/2010          12.20          14.01
                       1/22/2010          12.21          14.01
                       1/29/2010          12.21          14.03
                        2/5/2010          12.26          14.01
                       2/12/2010          12.38          13.98
                       2/19/2010          12.71          13.99
                       2/26/2010          12.81          14.00
                        3/5/2010          12.76          14.03
                       3/12/2010          12.74          14.11
                       3/19/2010          12.80          14.17
                       3/26/2010          12.96          14.21
                        4/1/2010          13.16          14.22
                        4/9/2010          13.45          14.30
                       4/16/2010          13.51          14.36
                       4/23/2010          13.40          14.35
                       4/30/2010          13.48          14.35
                        5/7/2010          12.52          14.17
                       5/14/2010          12.90          14.17
                       5/21/2010          12.03          14.02
                       5/31/2010          12.65          13.96

--------------------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------------------
                                                   Average Annual         Average Annual
                                                    Total Return           Total Return
                                   1 Year Ended     5 Years Ended      Inception (5/25/2004)
                                     5/31/2010        5/31/2010            to 5/31/2010
FUND PERFORMANCE (3)
 NAV                                  22.99%            1.19%                 1.66%
 Market Value                         30.76%            0.35%                -0.76%
INDEX PERFORMANCE
 S&P/LSTA Leveraged Loan Index        24.28%            4.76%                 4.67%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------
                                                  % of Long-Term
Industry Classifications                            Investments
--------------------------------------------------------------------
Health Care Providers & Services                         11.5%
Media                                                     8.7
Containers & Packaging                                    6.6
Chemicals                                                 6.3
Electric Utilities                                        6.1
Diversified Consumer Services                             6.0
Aerospace & Defense                                       5.9
Hotels, Restaurants & Leisure                             5.7
Software                                                  3.9
Pharmaceuticals                                           2.9
Specialty Retail                                          2.8
Food & Staples Retailing                                  2.7
Oil, Gas & Consumable Fuels                               2.7
Diversified Telecommunication Services                    2.6
IT Services                                               2.5
Capital Markets                                           2.4
Commercial Services & Supplies                            2.0
Road & Rail                                               1.8
Paper & Forest Products                                   1.8
Energy Equipment & Services                               1.5
Independent Power Producers & Energy Traders              1.5
Insurance                                                 1.5
Food Products                                             1.2
Diversified Financial Services                            1.2
Metals & Mining                                           1.2
Health Care Equipment & Supplies                          1.1
Real Estate Investment Trusts (REITs)                     1.0
Computers & Peripherals                                   0.9
Multi-Utilities                                           0.9
Electronic Equipment, Instruments & Components            0.6
Automobiles                                               0.5
Leisure Equipment & Products                              0.4
Semiconductors & Semiconductor Equipment                  0.4
Internet & Catalog Retail                                 0.4
Industrial Conglomerates                                  0.3
Household Durables                                        0.2
Gas Utilities                                             0.1
Airlines                                                  0.1
Building Products                                         0.1
--------------------------------------------------------------
     Total                                              100.0%
                                                        ======


--------------------------------------------------------------------
                                                     % of Long-Term
Credit Quality (S&P Ratings)(4)                       Investments
--------------------------------------------------------------------
BBB                                                      4.0%
BBB-                                                     6.3
BB+                                                     11.4
BB                                                      16.2
BB-                                                     25.7
B+                                                      17.2
B                                                        5.3
B-                                                       2.8
CCC+                                                     0.1
CCC                                                      0.0
CC                                                       0.0
D                                                        1.9
NR                                                       1.6
NR (Privately rated securities)                          7.5
-------------------------------------------------------------
     Total                                             100.0%
                                                       ======

--------------------------------------------------------------------
                                                  % of Long-Term
Top 10 Holdings                                    Investments
--------------------------------------------------------------------
Reynolds Consumer Products Holdings, Inc.                1.7%
SunGard Data Systems, Inc.                               1.7
LPL Holdings, Inc.                                       1.7
Georgia-Pacific Corporation,                             1.6
NRG Energy, Inc.                                         1.6
Brenntag Holding GmbH & Co.                              1.5
CHS/Community Health Systems, Inc.                       1.4
Warner Chilcott Corporation                              1.4
Advantage Sales & Marketing, Inc.                        1.4
Fresenius Medical Care AG                                1.3
-------------------------------------------------------------
     Total                                              15.3%
                                                       ======


(1) Most recent distribution paid or declared through 5/31/2010. The distribution was increased subsequent to 5/31/2010. See Note 9 - Subsequent Events in the Notes to Financial Statements. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2010. Subject to change in the future.
(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.
(4) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

--------------------------------------------------------------------------------
                        Portfolio Commentary (Unaudited)
--------------------------------------------------------------------------------

Sub-Advisor

Four Corners Capital Management, LLC ("Four Corners"), a Macquarie Funds Group company, was founded in 2001 by a team of investment professionals and an affiliate of Australia-based Macquarie Group Limited ("Macquarie") and became a wholly-owned, indirect subsidiary of Macquarie in 2008. Macquarie Group is a global provider of banking, financial, advisory, investment and funds management services. Macquarie Funds Group, with over $200 billion in assets under management (as of May 31, 2010) is the global asset management business of Macquarie Group. Macquarie Funds Group offers a diverse range of products including managed funds, funds-based structured products, hedge funds and fund of funds. Four Corners managed approximately $2.1 billion of assets (as of May 31, 2010), with an emphasis on senior secured floating-rate corporate loans ("Senior Loans"). The experienced professionals at Four Corners specialize in structuring and managing Senior Loan-based products for a global client base. With multiple investment products, Four Corners' clients include institutional investors, corporations, investment funds, and high net worth and retail investors. Four Corners is an investment advisor registered under the Investment Advisers Act of 1940, as amended.


                           Portfolio Management Team

Robert I. Bernstein, CFA
Co-Portfolio Manager
Chief Investment Officer, Four Corners Capital Management, LLC

Mr. Bernstein is responsible for managing Four Corners' investment activities. He has over 18 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

Drew R. Sweeney
Co-Portfolio Manager
Senior Vice President, Four Corners Capital Management, LLC

Mr. Sweeney's responsibilities include the co-portfolio management of Four Corners' retail funds as well as coverage of the media and entertainment, cable and satellite industries. Mr. Sweeney has 15 years of investment experience including 12 years in senior secured loans and high-yield bonds. Mr. Sweeney joined Four Corners in 2005 from American Express Asset Management Group, Inc. where he was primarily responsible for managing investments of senior secured loans and high-yield bonds in the gaming, lodging, leisure, homebuilding, and building product sectors. Prior to joining American Express, Mr. Sweeney worked at Four Corners and ING Capital Advisors LLC managing investments of senior secured loans in the media sector. Previously, Mr. Sweeney was an Associate at First Union Securities in the Financial Sponsors and Diversified Industries Groups. Mr. Sweeney received an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a BS from Rutgers University.


                                   Commentary

First Trust/Four Corners Senior Floating Rate Income Fund II

The primary investment objective of First Trust/Four Corners Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of Senior Loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

Market Recap

After the S&P LSTA Leveraged Loan Index ("Index") posted its worst return in history in 2008 (down 29.0%), the Index had a remarkable recovery and finished 2009 with the best return in Senior Loan market history (up 51.6%). The recovery has extended into 2010, with Index returns up 3.8% through May, and up over 60.9% since the lows of December 2008. For the Fund's fiscal year ended May 31, 2010, Index returns were up 24.3%.

The rally in the Senior Loan market in 2009 was driven by strong technical conditions rather than a strong fundamental environment. Despite record high default rates, record low recovery rates, weak earnings and increased amendment activity, demand for Senior Loans was broad-based, with investors seeking to take advantage of the low prices/wide spreads at which Senior Loans were trading. This strong demand combined with very little Senior Loan supply and pushed the average reported Senior Loan price from 75.2% on June 1, 2009 to 87.3% on December 31, 2009.(1)

--------------------------------------------------------------------------------
                 Portfolio Commentary - (Continued) (Unaudited)
--------------------------------------------------------------------------------

Technical conditions have remained strong for most of 2010. High-yield bond issuance has been very strong, and the proceeds from much of this issuance have been used to repay Senior Loans. The reduction in outstanding Senior Loans from these repayments has only been slightly offset by Senior Loan new issuance, and the net result has been a 14% reduction in the amount of outstanding Senior Loans from their peak on December 31, 2008 ($596 billion).(2) As of March 26, 2010, the amount of outstanding Senior Loans stood at $512.6 billion. In addition to reduced supply, 2010 has also witnessed increased demand as retail investors, searching for low duration alternatives, poured into the market with $4.5 billion of new money into open-end Senior Loan mutual funds in the first five months of the year.(3)

Along with continuing strong technical conditions, fundamental conditions have been improving in 2010. The default rate, as measured by number of Senior Loan issuers, has more than halved from its peak in November 2009 of 10.8% to 4.6% at the end of May 2010.(4) Additionally, market-wide credit quality continues to improve as new-issue Senior Loans are being structured more conservatively than Senior Loans which were structured prior to the credit crisis. Further, earnings are improving, with EBITDA (Earnings before interest, taxes, depreciation and amortization) across public filers up 9.7% year-over-year in the first quarter.(5)

Notwithstanding the continuing strong technical and improving fundamental conditions in the Senior Loan market, we believe that broad-based macroeconomic concerns weigh on global markets as fiscal imbalances come into focus, unemployment remains stubbornly high, real estate remains weak and the European sovereign debt crisis looms large in the minds of investors still reeling from the U.S. credit crisis. Additionally, the correlation of the loan market with broader risk markets has increased, and the Index return fell over 2.0% in May 2010 as concern surrounding the European debt crisis and the "flash crash" that occurred in the U.S. equity markets spilled into the Senior Loan market.

Performance Analysis

For the Fund's fiscal year ended May 31, 2010, FCT generated a market total return(6) of 30.8% (including market price change and dividends) and net asset value ("NAV") total return(7) of 23.0%. After two dividend cuts early in its fiscal year, FCT has declared three dividend increases during calendar 2010 beginning with the distribution payable in June 2010. The Fund's closing price on May 28, 2010 was $12.65, which represented an 9.4% discount to its NAV, compared to the Fund's discount to NAV 12 months earlier on May 29, 2009 of 14.8%.

Distributions totaled $0.425 per Common Share during the twelve months ended May 31, 2010, which represented a 45.5% decrease from the prior twelve months ended May 31, 2009. Based on the Fund's current dividend, FCT's distribution rate is 3.56% (calculated on the Fund's share price) and 3.22% (based on the Fund's NAV) as of May 31, 2010. For the Fund's fiscal year ended May 31, 2010 dividends produced a Fund yield (based on price) of 3.36%. The Fund's yield declined earlier in its fiscal year as lower LIBOR (London Interbank Offered Rate) reduced the Fund's income. Likewise, the Fund's yield increased later in its fiscal year as higher asset spreads flowed through the portfolio. The Fund's yield was lower than the "pure-play" peer group average price yield of 4.71% and lower than the broad peer group average price yield of 5.90%(8) for the Fund's fiscal year ended May 31, 2010.

The Fund's NAV return for its fiscal year ended May 31, 2010 underperformed the Index and its peer group. The Fund underperformed the Index by 1.25% and also underperformed the "pure-play" peer group average by 6.7% and the broad peer group average by 13.7% for the same period. The Fund's performance includes the negative impact of fees, expenses, and un-invested cash balances which are not part of the Index return.

There are a number of reasons for the Fund's lower yield and lower NAV returns. Recent relative underperformance has been largely attributable to continued risk asset outperformance. The Fund's assets have higher average credit quality than most funds in the "pure-play" peer group, and lower quality assets outperformed higher quality assets during the year.

Additionally, many of the Fund's peers have higher levels of leverage, which helped to improve their relative performance in an improving market. We have deliberately reduced the Fund's level of leverage. While Senior Loan funds had historically been structured with target leverage, including preferred stock, of close to 40%, that was also in an environment where Senior Loan prices were more stable than they have been in recent years. While we understand that lower leverage can result in underperformance and lower yields during rising markets, we believe that, given the higher correlation to global markets and higher volatility in the Senior Loan market, it is now prudent to maintain lower levels of leverage than existed prior to the recent credit crisis. During the period, the Fund purchased or redeemed all of its outstanding Auction Market Preferred Shares. The Fund's leverage is now entirely in the form of debt, which also limits the amount of leverage that the Fund can utilize.

We are very pleased with the market rally and the Fund's performance during the last 12 months. Our investment strategy remains unchanged, namely to invest in the higher credit quality portion of the non-investment grade Senior Loan market. We continue to believe that this strategy over the long term will result in higher risk-adjusted returns for investors as they are expected to see less

--------------------------------------------------------------------------------
                 Portfolio Commentary - (Continued) (Unaudited)
--------------------------------------------------------------------------------

NAV erosion and less volatility than higher risk, yield-focused strategies. While our peers may sacrifice credit quality in favor of current yield, we do not believe that a marginal increase in current yield is worth the increased principal risk by lowering the credit quality of the Fund's portfolio.

As mentioned above, we are pleased to highlight that FCT recently announced three dividend increases, and we believe that the recent reduction in leverage costs will assist in increasing the Fund's income.

Market and Fund Outlook

Although both technical and fundamental conditions are much improved, we remain cautious about the outlook for the market and the overall economy. Unemployment and housing remain weak, creating headwinds for a sustained, consumer-driven recovery. Sovereign credit risk, especially with respect to Greece and the other so-called PIIGS nations (Portugal, Ireland, Italy, Greece and Spain), has created nervousness in the market that has led some participants, especially banks, to reduce their credit exposure. Furthermore, concerns surrounding sovereign debt contagion have not only pushed the equity, Senior Loan and high yield markets lower, but also raised the specter of a possible double-dip in the economy.

However, notwithstanding our cautious fundamental outlook and the market's dramatic recovery, we believe that the Senior Loan market still offers good value at current levels compared to historical levels. Additionally, the Senior Loan asset class continues to benefit from very low duration. While this has obviously resulted in lower yields as rates have declined, we believe it appeals to investors who are looking for credit spread with little duration risk. Consequently, while we remain very cautious about fundamental economic conditions and absolute leverage levels, we continue to believe that there will be ongoing demand for well structured Senior Loans, which should add to relative stability for the asset class compared to 2008's volatility.

It is our view that the Fund offers a high quality, non-investment grade portfolio focused almost exclusively on first-lien Senior Loans. As a result, we expect the Fund's relative performance to be driven by relative returns among risk asset categories. Further, we believe that, given the global macro-economic risks we face as well as the increased volatility that we have experienced in the Senior Loan market, FCT is positioned appropriately to maximize risk-adjusted returns.

_________________________
1   Standard & Poor's LCD Leverage Loan Index.
2   Standard & Poor's Leveraged Commentary & Data. Leveraged Lending Review
    1Q10.
3 Standard & Poor's Leveraged Commentary & Data News. Loan funds see second straight week of inflows, June 11, 2010.
4 Standard & Poor's Leveraged Commentary & Data News. Default rate continues to fall in May, beating recent expectations, June 1, 2010.
5 Standard & Poor's Leveraged Commentary & Data News. EBITDA growth continues, though road ahead remains uncertain, May 17, 2010.
6 Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend
    Reinvestment Plan and changes in Common Share Price. Past performance is not indicative of future results.
7 Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.
8 The "pure-play" peer group consists of a smaller subset (FCM, FCT, PPR, TLI and VVR) of the broad peer group, which invests almost exclusively in Senior Loans. We believe that these "pure-play" funds are generally more comparable to the Fund than the broad peer group, as the non-Senior Loan holdings are routinely less than 5% of such funds. Of the broad peer group, eleven of the 16 total funds invest a material portion of their assets in high-yield bonds, emerging markets debt or other types of corporate debt securities.

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b)
May 31, 2010

                                                                        Ratings
  Principal                                                         (Unaudited) (c)                      Stated
    Value                       Description                         Moody's    S&P        Rate (d)     Maturity (e)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 145.5%

                    AEROSPACE & DEFENSE - 8.6%
$      327,083      BE Aerospace, Inc., Term Loan, Tranche B        Ba1        BBB-     5.75%          07/28/14      $      326,733
     1,582,109      DAE Aviation Holdings, Inc., Term Loan B1       B3         B        4.09%          07/31/14           1,481,909
     1,539,893      DAE Aviation Holdings, Inc., Term Loan B2       B3         B        4.06%-4.09%    07/31/14           1,442,367
     2,319,621      GenCorp, Inc., Synthetic Letter of Credit       Ba2        B+       3.61%          04/30/13           2,134,052
     1,192,108      GenCorp, Inc., Term Loan                        Ba2        B+       3.79%          04/30/13           1,096,739
       815,550      ILC Industries, Inc., Term Loan, First Lien     NR (f)     NR (f)   2.35%          02/24/12             797,200
     1,910,563      L-1 Identity Solutions Operating Co.,
                       Term Loan B-2                                Ba3        BB       7.25%          08/05/13           1,901,010
     2,906,562      Robertson Fuel Systems, LLC, Term Loan          NR (f)     NR (f)   3.02%-3.10%    04/19/13           2,746,701
       974,937      Safenet, Inc., Term Loan, First Lien            B1         B+       2.84%          04/12/14             920,706
     4,267,889      Spirit Aerosystems, Inc., Term Loan B           Ba2        BBB-     2.05%          09/30/13           4,150,522
       426,563      TASC, Inc., Term Loan A                         Ba2        BB       5.50%          12/18/14             425,851
     3,304,219      TASC, Inc., Term Loan B                         Ba2        BB       5.75%          12/18/15           3,304,219
     5,757,761      Triumph Group, Inc., Term Loan B                Baa3        BB+     4.50%          06/14/16           5,757,761
     2,066,667      Vought Aircraft Industries, Inc., Synthetic
                       Letter of Credit, Tranche B                  Ba2        BB-      7.50%          12/22/10           2,061,500
     1,077,270      Vought Aircraft Industries, Inc., Term Loan B   Ba2        BB-      7.50%          12/22/11           1,072,557
       941,628      Wesco Aircraft Hardware Corp., Term Loan,
                       First Lien                                   Ba3        BB-      2.61%          09/29/13             902,786
                                                                                                                     ______________
                                                                                                                         30,522,613
                                                                                                                     ______________
                    AGRICULTURAL PRODUCTS - 1.3%
       504,242      Dole Food Co., Inc., Prefunded Letter of Credit Ba2        BB-      8.00%          08/30/10             503,608
     1,193,305      Dole Food Co., Inc., Term Loan B1               Ba2        BB-      5.00%-5.50%    03/02/17           1,191,805
     2,963,871      Dole Food Co., Inc., Term Loan C1               Ba2        BB-      5.00%-5.50%    03/02/17           2,960,146
                                                                                                                     ______________
                                                                                                                          4,655,559
                                                                                                                     ______________
                    AIRLINES - 0.1%
       485,000      Delta Air Lines, Inc., Synthetic Revolving
                       Credit Facility                              Ba2        BB-      2.28%-2.32%    04/30/12             463,175
                                                                                                                     ______________
                    ALUMINUM - 1.7%
     4,368,872      Novelis Corp., Term Loan                        Ba3        BB-      2.30%-2.54%    07/06/14           4,104,918
     1,985,754      Novelis, Inc., Canadian Term Loan               Ba3        BB-      2.36%          07/06/14           1,865,781
                                                                                                                     ______________
                                                                                                                          5,970,699
                                                                                                                     ______________
                    APPAREL RETAIL - 0.9%
     2,303,123      Hanesbrands, Inc., New Term Loan                Ba1        BB+      5.25%          12/10/15           2,301,831
     1,000,000      Phillips-Van Heusen Corporation, Term
                       Loan B                                       Ba2        BBB      4.75%          05/06/16             999,531
                                                                                                                     ______________
                                                                                                                          3,301,362
                                                                                                                     ______________
                    APPLICATION SOFTWARE - 0.7%
     2,691,848      Verint Systems, Inc., Term Loan, First Lien     NR         BB-      3.54%          05/25/14           2,510,148
                                                                                                                     ______________
                    ASSET MANAGEMENT & CUSTODY BANKS - 3.5%
     1,318,164      Grosvenor Capital Management Holdings, LLP,
                       Term Loan                                    NR (f)     NR (f)   2.31%          12/05/13           1,199,529
     2,909,675      LPL Holdings, Inc., Extended Term Loan          Ba3        B+       4.25%          06/30/15           2,800,562
     5,000,000      LPL Holdings, Inc., Term Loan                   Ba3        B+       5.25%          06/30/17           4,950,000
       924,377      LPL Holdings, Inc., Term Loan D                 Ba3        B+       2.04%          06/28/13             883,358
     2,704,791      Nuveen Investments, Inc., Term Loan             B3         B        3.32%-3.33%    11/13/14           2,291,826
       138,486      Oxford US Acquisition, LLC, Term Loan,
                       Tranche B-2                                  NR (f)     NR (f)   2.31%          05/12/14             124,869
                                                                                                                     ______________
                                                                                                                         12,250,144
                                                                                                                     ______________


Page 6           See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
May 31, 2010


                                                                        Ratings
  Principal                                                         (Unaudited) (c)                      Stated
    Value                       Description                         Moody's    S&P        Rate (d)     Maturity (e)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

                    AUTOMOBILE MANUFACTURERS - 0.8%
$    2,827,473      Ford Motor Co., Term Loan, Tranche B-1          Ba1        B-       3.31%-3.34%    12/15/13      $    2,632,578
                                                                                                                     ______________
                    AUTOMOTIVE RETAIL - 0.6%
     2,308,825      KAR Holdings, Inc., Term Loan B                 Ba3        B+       3.11%          10/20/13           2,191,461
                                                                                                                     ______________
                    BROADCASTING - 2.6%
       792,008      Cumulus Media, Inc., Term Loan, First Lien      Caa1       B-       4.34%          06/11/14             733,267
     1,421,146      Gray Television, Inc., Term Loan B              B2         B        3.80%-3.81%    12/31/14           1,326,995
     4,320,000      LBI Media, Inc., Term Loan B                    B1         B-       1.85%          03/31/12           3,923,999
     3,482,500      Raycom Media, Inc., Term Loan, Tranche B        NR         NR       1.88%          06/25/14           3,203,900
                                                                                                                     ______________
                                                                                                                          9,188,161
                                                                                                                     ______________
                    BUILDING PRODUCTS - 0.1%
     1,000,000      South Edge, LLC, Term Loan C (j)                NR         NR       5.50%          10/31/09             415,000
                                                                                                                     ______________
                    CABLE AND SATELLITE - 5.1%
       578,612      Charter Communications Operating, LLC,
                       Term Loan B-1                                Ba2        BB+      2.30%          03/06/14              534,895
     6,193,190      Charter Communications Operating, LLC,
                       Term Loan C                                  Ba2        BB+      3.55%          09/06/16           5,765,197
     5,662,106      CSC Holdings, Inc., Incremental Term Loan       Baa3       BBB-     2.09%          03/29/13           5,549,877
     1,000,000      Mediacom Broadband, LLC, Term Loan F            Ba3        BB-      4.50%          10/22/17             981,500
     3,453,424      UPC Broadband Holding B.V., Term Loan T         Ba3        B+       3.93%          12/31/16           3,335,431
     1,946,576      UPC Broadband Holding B.V., Term Loan X         Ba3        B+       2.18%          12/31/17           1,866,279
                                                                                                                     ______________
                                                                                                                         18,033,179
                                                                                                                     ______________
                    CASINOS & GAMING - 4.8%
     2,979,449      CCM Merger, Inc., Term Loan B                   B3         BB-      8.50%          07/13/12           2,919,240
       550,200      Las Vegas Sands, LLC, Term Loan 1               B3         B-       2.05%          05/23/14             488,499
     3,287,186      Penn National Gaming, Inc., Term Loan B         Ba2        BB+      2.05%-2.12%    10/03/12           3,188,571
       803,725      Seminole Tribe of Florida, Term Loan B1         Baa3       BBB      1.81%          03/05/14             771,576
     2,896,923      Seminole Tribe of Florida, Term Loan B2         Baa3       BBB      1.81%          03/05/14           2,781,046
     2,111,336      Seminole Tribe of Florida, Term Loan B3         Baa3       BBB      1.81%          03/05/14           2,026,883
     4,990,965      VML US Finance, LLC, Term Loan B                B3         B-       4.80%          05/25/13           4,807,367
                                                                                                                     ______________
                                                                                                                         16,983,182
                                                                                                                     ______________
                    COMMODITY CHEMICALS - 2.3%
     1,421,521      Ineos Group Limited, Term Loan B2               B2         B        9.50%          12/14/13           1,374,433
     1,421,521      Ineos Group Limited, Term Loan C2               B2         B        10.00%         12/14/14           1,374,433
     5,520,929      Univar, Inc., Term Loan B-Opco                  B2         B+       3.35%          10/11/14           5,275,248
                                                                                                                     ______________
                                                                                                                          8,024,114
                                                                                                                     ______________
                    COMPUTER HARDWARE - 1.4%
     5,178,427      Activant Solutions, Inc., Term Loan             B1         B        2.31%          05/02/13           4,880,667
                                                                                                                     ______________
                    DATA PROCESSING & OUTSOURCED SERVICES - 1.7%
     6,807,500      Harland Clarke Holdings Corp., Term Loan B      B1         B+       2.79%-2.85%    06/30/14           5,936,140
                                                                                                                     ______________
                    DIVERSIFIED CHEMICALS - 5.0%
       637,174      Brenntag Holding GmbH & Co. KG,
                       Acquisition Term Loan                        Ba2        BBB-     4.07%-4.14%    01/17/14             630,802
     3,000,000      Brenntag Holding GmbH & Co. KG, Term Loan,
                       Second Lien                                  B1         BB-      6.47%          06/18/15           2,951,250
     4,322,712      Brenntag Holding GmbH & Co. KG,
                       Term Loan B2                                 Ba2        BBB-     4.07%-4.09%    01/17/14           4,279,484
     3,798,003      Huntsman International, LLC, Term Loan B        Ba2        B+       2.08%-2.18%    04/19/14           3,551,133



                   See Notes to Financial Statements                      Page 7




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
May 31, 2010


                                                                        Ratings
  Principal                                                         (Unaudited) (c)                      Stated
    Value                       Description                         Moody's    S&P        Rate (d)     Maturity (e)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

                    DIVERSIFIED CHEMICALS - (Continued)
$    1,136,149      Huntsman International, LLC, Term Loan C        Ba2        B+       2.60%-2.68%    06/30/16      $    1,069,604
     3,934,485      Rockwood Specialties Group, Inc.,
                       Term Loan H                                  Ba2        BB-      6.00%          05/15/14           3,927,107
     1,250,000      Solutia, Inc., Term Loan                        Ba2        BB-      4.75%          03/17/17           1,247,916
                                                                                                                     ______________
                                                                                                                         17,657,296
                                                                                                                     ______________
                    DIVERSIFIED SUPPORT SERVICES - 0.2%
       748,125      JohnsonDiversey, Inc., Term Loan                Ba2        BB-      5.50%          11/24/15             748,125
                                                                                                                     ______________
                    EDUCATION SERVICES - 0.9%
     2,385,497      Education Management, LLC, Term Loan C          B1         BB-      2.06%          06/01/13           2,249,326
     1,000,186      ProQuest-CSA, LLC, Term Loan, First Lien        Ba3        BB-      2.86%          02/09/14             945,176
                                                                                                                     ______________
                                                                                                                          3,194,502
                                                                                                                     ______________
                    ELECTRIC UTILITIES - 9.0%
     5,892,793      Astoria Generating Co. Acquisitions, LLC,
                       Term Loan B                                  B1         BB-      2.01%-2.03%    02/23/12           5,618,778
     5,739,003      Calpine Corporation, First Priority Term Loan   B1         B+       3.17%          03/29/14           5,382,111
     2,305,929      Covanta Energy Corporation, Synthetic
                       Letter of Credit                             Ba1        BB       1.79%          02/09/14           2,206,006
     4,543,400      Covanta Energy Corporation, Term Loan           Ba1        BB       1.81%-1.94%    02/09/14           4,346,521
     3,540,401      Mirant North America, LLC, Term Loan            Ba2        BB       2.10%          01/03/13           3,431,661
     7,950,729      NRG Energy, Inc., Synthetic Letter of Credit    Baa3       BB+      2.04%          02/01/13           7,627,277
       528,738      NRG Energy, Inc., Term Loan                     Baa3       BB+      2.04%-2.10%    02/01/13             507,228
     1,712,790      Riverside Energy Center, LLC, Term Loan         Ba3        BB-      4.59%          06/24/11           1,704,226
       169,917      Rocky Mountain Energy Center, LLC,
                       Synthetic Letter of Credit                   Ba3        BB-      4.69%          06/24/11             169,067
       666,578      Rocky Mountain Energy Center, LLC,
                       Term Loan                                    Ba3        BB-      4.59%          06/24/11             663,245
                                                                                                                     ______________
                                                                                                                         31,656,120
                                                                                                                     ______________
                    ENVIRONMENTAL & FACILITIES SERVICES - 1.3%
       220,126      EnergySolutions, LLC, Synthetic Letter
                       of Credit                                    Ba2        NR (f)   4.10%          06/07/13             215,173
     1,412,532      EnergySolutions, LLC, Term Loan (Duratek)       Ba2        NR (f)   4.03%          06/07/13           1,380,750
     2,944,154      EnergySolutions, LLC, Term Loan
                       (EnergySolutions)                            Ba2        NR (f)   4.03%          06/07/13           2,877,911
                                                                                                                     ______________
                                                                                                                          4,473,834
                                                                                                                     ______________
                    FOOD DISTRIBUTORS - 2.1%
       847,826      B&G Foods, Inc., Term Loan C                    Ba1        BB       2.26%          02/23/13             839,701
     3,904,557      Dean Foods Co., Term Loan B                     Ba3        BB       1.68%          04/02/14           3,738,613
     1,169,732      Wm. Wrigley Jr. Company, Term Loan B1           NR (f)     NR (f)   3.06%          12/17/12           1,166,143
     1,558,256      Wm. Wrigley Jr. Company, Term Loan B2           NR (f)     NR (f)   3.31%          09/30/14           1,555,010
                                                                                                                     ______________
                                                                                                                          7,299,467
                                                                                                                     ______________
                    FOOD RETAIL - 1.8%
     2,381,662      SUPERVALU, Inc., Term Loan B                    Ba3        BB+      1.60%          06/02/12           2,284,014
     4,218,642      SUPERVALU, Inc., Extended Term Loan B-2         Ba3        BB+      3.10%          10/05/15           4,125,482
                                                                                                                     ______________
                                                                                                                          6,409,496
                                                                                                                     ______________
                    FOREST PRODUCTS - 2.3%
     4,145,626      Georgia-Pacific Corporation, Term Loan B1       Ba1        BBB      2.25%-2.54%    12/20/12           4,042,458


Page 8           See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
May 31, 2010


                                                                        Ratings
  Principal                                                         (Unaudited) (c)                      Stated
    Value                       Description                         Moody's    S&P        Rate (d)     Maturity (e)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

                    FOREST PRODUCTS - (Continued)
$    1,380,325      Georgia-Pacific Corporation, Term Loan B2       Ba1        BBB      2.29%-2.54%    12/20/12      $    1,345,974
     2,828,925      Georgia-Pacific Corporation, Term Loan C        Ba1        BBB      3.50%-3.79%    12/23/14           2,809,917
                                                                                                                     ______________
                                                                                                                          8,198,349
                                                                                                                     ______________
                    GAS UTILITIES - 0.2%
       602,173      Atlas Pipeline Partners, L.P., Term Loan        B1         B        6.75%          07/27/14             598,159
                                                                                                                     ______________
                    HEALTH CARE EQUIPMENT - 1.6%
     5,713,740      Biomet, Inc., Dollar Term Loan                  B1         BB-      3.28%-3.35%    03/25/15           5,554,470
                                                                                                                     ______________
                    HEALTH CARE FACILITIES - 7.1%
       640,641      HCA, Inc., Term Loan A                          Ba3        BB       1.79%          11/19/12             606,073
     1,372,513      HCA, Inc., Term Loan B                          Ba3        BB       2.54%          11/18/13           1,297,024
     3,291,558      HCA, Inc., Term Loan B-2                        Ba3        BB       3.54%          03/31/17           3,181,498
     4,469,662      Health Management Associates, Inc.,
                       Term Loan B                                  B1         BB-      2.04%          02/28/14           4,192,172
     5,651,633      Lifepoint Hospitals, Inc., Term Loan B          Ba1        BB       2.13%          04/15/12           5,465,598
     4,615,416      Select Medical Corporation, Term Loan B-1       Ba2        BB-      4.23%          08/22/14           4,457,721
       752,820      Sun Healthcare Group, Inc., Synthetic
                       Letter of Credit                             Ba2        B+       2.29%          04/19/14             716,685
     4,404,956      Sun Healthcare Group, Inc., Term Loan,
                       First Lien                                   Ba2        B+       2.27%-2.66%    04/19/14           4,193,518
       153,700      United Surgical Partners International, Inc.,
                       Delayed Draw Term Loan                       Ba3        B        2.35%          04/19/14             143,325
       813,548      United Surgical Partners International, Inc.,
                       Term Loan B                                  Ba3        B        2.32%-2.35%    04/19/14             758,634
                                                                                                                     ______________
                                                                                                                         25,012,248
                                                                                                                     ______________
                    HEALTH CARE SERVICES - 6.6%
       388,636      CHS/Community Health Systems, Inc.,
                       Delayed Draw Term Loan                       Ba3        BB       2.79%          07/25/14             363,326
     7,586,021      CHS/Community Health Systems, Inc.,
                       Term Loan                                    Ba3        BB       2.60%-2.79%    07/25/14           7,091,981
     5,611,970      DaVita, Inc., Term Loan B-1                     Ba1        BB+      1.79%-1.85%    10/05/12           5,474,791
     7,004,092      Fresenius Medical Care AG, Term Loan B          Baa3       BBB-     1.66%-1.71%    03/31/13           6,810,345
       318,223      Fresenius SE, Term Loan C-1                     Baa3       BBB-     4.50%          09/10/14             317,560
       181,777      Fresenius SE, Term Loan C-2                     Baa3       BBB-     4.50%          09/10/14             181,398
     1,935,000      Healthways, Inc., Term Loan B                   Ba2        BB       1.79%          12/01/13           1,809,225
     1,436,375      Quintiles Transnational Corp., Term Loan B,
                       First Lien                                   Ba2        BB       2.30%          03/31/13           1,383,707
                                                                                                                     ______________
                                                                                                                         23,432,333
                                                                                                                     ______________
                    HOMEBUILDING - 0.3%
       967,254      Mattamy Funding Partnership, Term Loan          NR (f)     NR (f)   2.81%          04/11/13             909,219
                                                                                                                     ______________
                    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.2%
     5,424,265      Dynegy Holdings, Inc., Synthetic Letter
                       of Credit                                    Ba2        B+       4.11%          04/02/13           5,159,832
     3,397,727      Texas Competitive Electric Holdings Co., LLC,
                       Initial Term Loan B-3                        B1         B+       3.79%-3.80%    10/10/14           2,595,014
                                                                                                                     ______________
                                                                                                                          7,754,846
                                                                                                                     ______________
                    INDUSTRIAL CONGLOMERATES - 0.5%
     1,380,000      Bucyrus International, Inc., Term Loan C        Ba2          BB     4.50%          01/27/16           1,371,950
       232,299      Mueller Water Products, Inc., Term Loan B       Ba3          BB-    5.29%-5.34%    05/24/14             230,092
                                                                                                                     ______________
                                                                                                                          1,602,042
                                                                                                                     ______________


                   See Notes to Financial Statements                      Page 9




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
May 31, 2010


                                                                        Ratings
  Principal                                                         (Unaudited) (c)                      Stated
    Value                       Description                         Moody's    S&P        Rate (d)     Maturity (e)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

                    INSURANCE BROKERS - 0.2%
$      784,179      HealthCare Partners, LLC, Term Loan             Ba2        BBB-     2.04%          10/31/13      $      749,871
                                                                                                                     ______________
                    INTEGRATED TELECOMMUNICATION SERVICES - 3.7%
     2,253,992      Intelsat Corp., Term Loan B-2-A                 B1         BB-      2.79%          01/03/14           2,147,241
     2,253,301      Intelsat Corp., Term Loan B-2-B                 B1         BB-      2.79%          01/03/14           2,146,582
     2,253,301      Intelsat Corp., Term Loan B-2-C                 B1         BB-      2.79%          01/03/14           2,146,582
     1,492,500      NTELOS, Inc., Term Loan                         Ba3        BB-      5.75%          08/07/15           1,487,649
     5,002,484      Telesat Canada, U.S. Term Loan I                B1         BB-      3.36%          10/31/14           4,806,291
       429,671      Telesat Canada, U.S. Term Loan II               B1         BB-      3.36%          10/31/14             412,820
                                                                                                                     ______________
                                                                                                                         13,147,165
                                                                                                                     ______________
                    INTERNET RETAIL - 0.6%
     2,407,394      Sabre Holdings Corp., Term Loan                 B1         B        2.34%-2.35%    09/30/14           2,157,626
                                                                                                                     ______________
                    IT CONSULTING & OTHER SERVICES - 2.0%
       448,055      Apptis (DE), Inc., Term Loan                    B1         B+       3.55%-3.61%    12/20/12             435,734
     1,222,824      CACI International, Inc., Term Loan B           Baa3       NR       1.77%-1.89%    05/03/11           1,207,538
     5,805,415      West Corporation, Term Loan B-2                 B1         BB-      2.68%-2.81%    10/24/13           5,432,899
                                                                                                                     ______________
                                                                                                                          7,076,171
                                                                                                                     ______________
                    LEISURE FACILITIES - 3.5%
     2,677,569      Cedar Fair, L.P., U.S. Term Loan                Ba2        BB-      2.35%          08/30/12           2,641,869
     1,053,846      London Arena and Waterfront Finance, LLC,
                       Term Loan A                                  NR (f)     NR (f)   2.80%          03/08/12             980,077
     4,000,000      Six Flags, Inc., Exit Term Loan                 Caa1       D        6.00%          06/30/16           3,973,544
       970,000      Town Sports International, LLC, Term Loan       Ba2        BB-      2.06%          02/27/14             902,100
     3,990,000      Universal City Development Partners, Ltd.,
                       Term Loan                                    Ba2        BB-      5.50%-6.00%    11/06/14           3,970,848
                                                                                                                     ______________
                                                                                                                         12,468,438
                                                                                                                     ______________
                    LEISURE PRODUCTS - 0.7%
     1,000,000      Live Nation Entertainment, Inc., Term Loan B    Ba2        BB-      4.50%          11/06/16             995,000
     1,449,195      LodgeNet Entertainment Corp., Term Loan         B3         B-       2.30%          04/04/14           1,345,336
                                                                                                                     ______________
                                                                                                                          2,340,336
                                                                                                                     ______________
                    LIFE & HEALTH INSURANCE - 1.9%
       630,950      Conseco, Inc., Term Loan                        B2         B-       7.50%          10/10/13             608,603
     2,391,429      MultiPlan Merger Corporation, Incremental
                       Term Loan                                    B1         B+       6.00%          04/12/13           2,379,471
     3,615,050      MultiPlan Merger Corporation, Term Loan B       B1         B+       3.63%          04/12/13           3,446,347
       375,416      MultiPlan Merger Corporation, Term Loan C       B1         B+       3.63%          04/12/13             357,897
                                                                                                                     ______________
                                                                                                                          6,792,318
                                                                                                                     ______________
                    MANAGED HEALTH CARE - 3.1%
     1,173,149      IASIS Healthcare Corporation, Delayed
                       Draw Term Loan                               Ba2        B+       2.35%          03/15/14           1,105,693
       318,412      IASIS Healthcare Corporation, Synthetic
                       Letter of Credit                             Ba2        B+       2.35%          03/15/14             300,103
     3,389,734      IASIS Healthcare Corporation, Term Loan         Ba2        B+       2.35%          03/15/14           3,194,825
        41,667      Skilled Healthcare Group, Inc., Delayed
                       Draw Term Loan                               Ba3        BB-      5.25%          04/01/15              41,328
       458,333      Skilled Healthcare Group, Inc.,Term Loan B      Ba3        BB-      5.25%          04/01/16             454,609
     6,000,000      Vanguard Health Systems, Inc., Term Loan B      Ba2        B+       5.00%          01/29/16           5,919,000
                                                                                                                     ______________
                                                                                                                         11,015,558
                                                                                                                     ______________


Page 10          See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
May 31, 2010


                                                                        Ratings
  Principal                                                         (Unaudited) (c)                      Stated
    Value                       Description                         Moody's    S&P        Rate (d)     Maturity (e)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

                    METAL & GLASS CONTAINERS - 2.3%
$    2,742,857      BWAY Corporation, Term Loan B                   Ba3        B+       6.00%          06/16/17      $    2,727,999
       257,143      BWAY Corporation, Term Loan C                   Ba3        B+       6.00%          06/16/17             255,750
     5,127,138      Owens-Illinois Group, Inc., Term Loan B         Baa3       BBB      1.75%          06/14/13           5,042,540
                                                                                                                     ______________
                                                                                                                          8,026,289
                                                                                                                     ______________
                    MOVIES & ENTERTAINMENT - 4.2%
     4,691,750      AMC Entertainment, Inc., Term Loan              Ba2        BB-      2.10%          01/26/13           4,457,162
     2,373,205      Discovery Communications Holding, LLC,
                       Term Loan B                                  Baa3       NR (f)   2.29%          05/14/14           2,358,372
     2,227,500      Discovery Communications Holding, LLC,
                       Term Loan C                                  Baa3       NR (f)   5.50%          05/14/14           2,225,063
     2,000,000      National CineMedia, LLC, Term Loan B            Ba3        B+       2.01%          02/13/15           1,893,334
     1,494,873      Regal Cinemas Corporation, Term Loan            Ba3        BB-      3.79%          11/19/16           1,483,038
     2,460,742      TWCC Holding Corporation, Term Loan B           Ba2        BB-      5.00%          09/14/15           2,453,360
                                                                                                                     ______________
                                                                                                                         14,870,329
                                                                                                                     ______________
                    MULTI-UTILITIES - 1.3%
     2,510,637      KGEN, LLC, Synthetic Letter of Credit           B1         BB       2.06%          02/08/14           2,359,999
     2,435,903      KGEN, LLC, Term Loan                            B1         BB       2.13%          02/08/14           2,289,749
                                                                                                                     ______________
                                                                                                                          4,649,748
                                                                                                                     ______________
                    OFFICE SERVICES & SUPPLIES - 1.4%
     2,719,719      Emdeon Business Services, LLC,
                       Term Loan, First Lien                        Ba3        BB       2.30%          11/16/13           2,621,129
     1,193,791      Pike Electric, Inc., Term Loan B                NR (f)     NR (f)   2.13%          07/01/12           1,122,163
     1,349,428      Pike Electric, Inc., Term Loan C                NR (f)     NR (f)   2.13%          12/10/12           1,268,463
                                                                                                                     ______________
                                                                                                                          5,011,755
                                                                                                                     ______________
     Oil & Gas      EQUIPMENT & SERVICES - 2.2%
     2,250,000      Aquilex Holdings, LLC, Term Loan                Ba2        BB-      5.50%          04/01/16           2,245,313
     2,479,802      Dresser, Inc., Term Loan B                      B2         B+       2.70%          05/04/14           2,314,895
     2,812,214      Hercules Offshore, Inc., Term Loan              B2         B        6.00%          07/11/13           2,639,966
       721,983      Targa Resources, Inc., Term Loan                Ba3        B+       6.00%          07/05/16             720,539
                                                                                                                     ______________
                                                                                                                          7,920,713
                                                                                                                     ______________
                    OIL & GAS EXPLORATION & PRODUCTION - 1.4%
     1,984,436      Helix Energy Solutions Group, Inc.,
                       Term Loan                                    Ba2        BB       2.55%-2.59%    07/01/13           1,887,695
     2,633,192      SemCrude, L.P., Prefunded Synthetic Letter
                       of Credit                                    NR         NR       8.50%          11/30/12           2,598,084
       138,589      SemCrude, L.P., Prefunded Synthetic Letter
                       of Credit (OID)                              NR         NR       8.50%          11/30/12             136,741
       156,008      SemCrude, L.P., Term Loan, Second Lien          NR         NR       9.00% (m)      11/30/16             157,178
                                                                                                                     ______________
                                                                                                                          4,779,698
                                                                                                                     ______________
                    OIL & GAS REFINING & MARKETING - 0.5%
       106,944      Alon USA, Inc., Term Loan
                       (Edgington Facility)                         B1         BB-      2.60%          06/22/13              82,347
       855,556      Alon USA, Inc., Term Loan
                       (Paramount Facility)                         B1         BB-      2.60%-3.01%    06/22/13             658,778
       114,943      Calumet Lubricants Co., L.P., Synthetic
                       Letter of Credit                             B1         B        4.14%          01/03/15             104,406
       851,201      Calumet Lubricants Co., L.P., Term Loan         B1         B        4.38%-4.44%    01/03/15             773,174
                                                                                                                     ______________
                                                                                                                          1,618,705
                                                                                                                     ______________


                   See Notes to Financial Statements                     Page 11




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
May 31, 2010


                                                                        Ratings
  Principal                                                         (Unaudited) (c)                      Stated
    Value                       Description                         Moody's    S&P        Rate (d)     Maturity (e)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

                    OIL & GAS STORAGE & TRANSPORTATION - 1.9%
$    3,000,000      Energy Transfer Equity, L.P., Term Loan         Ba2        BB-      2.09%          11/01/12      $    2,935,713
     3,920,000      Enterprise GP Holdings, L.P., Term Loan B       Ba2        BB-      2.55%          11/08/14           3,802,400
                                                                                                                     ______________
                                                                                                                          6,738,113
                                                                                                                     ______________
                    OTHER DIVERSIFIED FINANCIAL SERVICES - 1.7%
     6,116,231      Royalty Pharma Finance Trust, Term Loan         Baa2       BBB-      2.54%         04/16/13           6,007,668
                                                                                                                     ______________
                    PACKAGED FOODS & MEATS - 0.4%
       453,649      Weight Watchers International, Inc.,
                       Term Loan B                                  Ba1        BB+      1.81%          01/26/14             442,305
     1,003,724      Weight Watchers International, Inc.,
                       Term Loan D                                  Ba1        BB+      2.56%          06/30/16             987,088
                                                                                                                     ______________
                                                                                                                          1,429,393
                                                                                                                     ______________
                    PAPER PACKAGING - 7.3%
     5,474,864      Graham Packaging Holdings Co., Term Loan B,
                       First Lien                                   B1         B+       2.56%-2.69%    10/07/11           5,380,423
     2,500,000      Graphic Packaging International, Inc.,
                       Term Loan                                    Ba3        BB       3.04%-3.05%    05/16/14           2,402,678
     3,376,872      Graphic Packaging International, Inc.,
                       Term Loan B                                  Ba3        BB       2.29%-2.32%    05/16/14           3,187,980
     5,000,000      Reynolds Consumer Products Holdings, Inc.,
                       Incremental Term Loan                        Ba2        BB-      5.75%          05/05/16           4,962,500
     3,984,375      Reynolds Consumer Products Holdings, Inc.,
                       Term Loan                                    Ba2        BB-      6.25%          11/05/15           3,972,422
       852,751      Smurfit-Stone Container Enterprises, Inc.,
                       Canadian Revolving Credit Facility (h)       WR         D        2.50%-5.00%    11/01/09             846,355
       516,062      Smurfit-Stone Container Enterprises, Inc.,
                       Synthetic Letter of Credit (h)               WR         D        4.50%          11/01/10             512,191
       587,292      Smurfit-Stone Container Enterprises, Inc.,
                       Term Loan B (h)                              WR         D        2.57%          11/01/11             582,887
     1,106,950      Smurfit-Stone Container Enterprises, Inc.,
                       Term Loan C (h)                              WR         D        2.57%          11/01/11           1,104,183
       334,679      Smurfit-Stone Container Enterprises, Inc.,
                       Term Loan C1 (h)                             WR         D        2.57%          11/01/11             333,843
     2,564,933      Smurfit-Stone Container Enterprises, Inc.,
                       U.S. Revolving Credit Facility (h)           WR         D        2.50%-4.50%    11/01/09           2,545,696
                                                                                                                     ______________
                                                                                                                         25,831,158
                                                                                                                     ______________
                    PAPER PRODUCTS - 0.2%
       877,500      Domtar Corporation, Term Loan B                 Baa3       BBB      1.71%          03/07/14             866,653
                                                                                                                     ______________
                    PHARMACEUTICALS - 4.2%
     4,867,387      Catalent Pharma Solutions, Inc., Dollar
                       Term Loan                                    Ba3        BB-      2.60%          04/10/14           4,462,785
     2,937,880      Mylan, Inc., Term Loan B                        Ba1        BB+      3.56%          10/02/14           2,915,029
     2,726,695      Warner Chilcott Corporation, Term Loan A        B1         BB+      5.50%          10/30/14           2,722,046
     1,346,625      Warner Chilcott Corporation, Term Loan B        B1         BB+      5.75%          04/30/15           1,344,268
     1,254,979      Warner Chilcott Corporation, Term Loan B1       B1         BB+      5.75%          04/30/15           1,252,365
     2,089,767      Warner Chilcott Corporation, Term Loan B2       B1         BB+      5.75%          04/30/15           2,085,414
                                                                                                                     ______________
                                                                                                                         14,781,907
                                                                                                                     ______________
                    PUBLISHING - 0.8%
        81,862      Cenveo Corporation, Delayed Draw Term Loan      Ba2        BB       4.77%          06/21/13              81,044
     2,189,614      Cenveo Corporation, Term Loan C                 Ba2        BB       4.77%          06/21/13           2,167,718


Page 12          See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
May 31, 2010


                                                                        Ratings
  Principal                                                         (Unaudited) (c)                      Stated
    Value                       Description                         Moody's    S&P        Rate (d)     Maturity (e)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

                    PUBLISHING - (Continued)
$      845,147      Yell Group, PLC, Term Loan B1                   B2         B        4.10%          07/31/14      $      614,543
                                                                                                                     _______________
                                                                                                                          2,863,305
                                                                                                                     _______________
                    RESIDENTIAL REITs - 0.0%
         6,250      Apartment Investment Management Co.,
                       Term Loan                                    Ba1        BB+      1.84%          03/22/11               6,188
                                                                                                                     ______________
                    RETAIL REITs - 1.5%
     5,719,911      Capital Automotive, L.P., Term Loan C           Ba3        B        5.78%          12/14/12           5,260,888
                                                                                                                     ______________
                    SEMICONDUCTORS - 0.5%
     1,750,000      Intersil Corporation, Term Loan                 Ba2        BB+      4.75%          04/26/16           1,743,438
                                                                                                                     ______________
                    SPECIALIZED CONSUMER SERVICES - 7.9%
       962,500      Acosta, Inc., Term Loan                         NR (f)     NR (f)   2.61%          07/28/13             927,609
     3,334,839      Acxiom Corporation, Extended Term Loan          Ba2        BBB-     3.32%          03/15/15           3,268,142
     7,255,812      Advantage Sales & Marketing, Inc.,
                       Term Loan, First Lien                        NR (f)     NR (f)   5.00%          04/26/16           7,192,324
     2,550,000      Affinion Group, Inc., Term Loan B               Ba2        BB       5.00%          10/09/16           2,438,438
        91,464      ARAMARK Corporation, Prefunded
                       Synthetic Letter of Credit 1                 Ba3        BB       2.17%          01/26/14              87,206
       226,464      ARAMARK Corporation, Prefunded
                       Synthetic Letter of Credit 2                 Ba3        BB       3.54%          07/26/16             219,174
     1,392,129      ARAMARK Corporation, Term Loan                  Ba3        BB       2.17%          01/26/14           1,327,308
     3,443,529      ARAMARK Corporation, Term Loan B                Ba3        BB       3.54%          07/26/16           3,332,692
     4,488,734      Asurion Corp., Term Loan, First Lien            NR (f)     NR (f)   3.28%-3.42%    07/03/14           4,301,168
     1,670,947      Nielsen Finance, LLC, Dollar Term Loan A        Ba3        B+       2.30%          08/09/13           1,558,576
     2,743,073      Nielsen Finance, LLC, Dollar Term Loan B        Ba3        B+       4.05%          05/01/16           2,640,208
        62,221      Protection One, Inc., Term Loan B1              Ba3        BB       4.50%          03/31/12              61,599
       597,000      Protection One, Inc., Term Loan B2              Ba3        BB       6.50%          03/31/14             591,030
                                                                                                                     ______________
                                                                                                                         27,945,474
                                                                                                                     ______________
                    SPECIALTY CHEMICALS - 1.7%
     2,000,000      Celanese Holdings, LLC, Synthetic
                       Letter of Credit                             Ba2        BB+      2.03%         04/02/14            1,907,500
     4,372,330      Celanese Holdings, LLC, Term Loan,
                       First Lien                                   Ba2        BB+      2.04%         04/02/14            4,158,497
                                                                                                                     ______________
                                                                                                                          6,065,997
                                                                                                                     ______________
                    SPECIALTY STORES - 2.5%
     1,176,000      Dollarama Group, L.P., Replacement
                       Term Loan B                                  Ba1        BB-      2.02%          11/18/11           1,156,400
     5,332,996      Harbor Freight Tools USA, Inc., Term
                       Loan C                                       NR (f)     NR (f)   5.00%          02/12/16           5,292,998
     2,504,519      The Yankee Candle Co., Inc., Term Loan          Ba3        BB-      2.36%          02/06/14           2,396,938
                                                                                                                     ______________
                                                                                                                          8,846,336
                                                                                                                     ______________
                    SYSTEMS SOFTWARE - 5.0%
     2,424,451      Dealer Computer Services, Inc., Term Loan,
                       First Lien                                   Ba2        BB       5.25%          04/21/17           2,403,741
     1,750,000      Information Solution Company, Term Loan         Ba2        BB+      4.75%          04/12/16           1,747,813
     3,884,107      Intergraph Corporation, Term Loan, First Lien   B1         BB-      4.79%          05/29/14           3,842,031
     1,031,658      Open Solutions, Inc., Term Loan, First Lien     B1         BB-      2.45%          01/23/14             913,877
     4,645,121      SunGard Data Systems, Inc., Term Loan A         Ba3        BB       2.05%          02/28/14           4,419,252
     4,378,477      SunGard Data Systems, Inc., Term Loan B         Ba3        BB       3.89%-4.00%    02/28/16           4,251,199
                                                                                                                     ______________
                                                                                                                         17,577,913
                                                                                                                     ______________


                   See Notes to Financial Statements                     Page 13




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
May 31, 2010


                                                                        Ratings
  Principal                                                         (Unaudited) (c)                      Stated
    Value                       Description                         Moody's    S&P        Rate (d)     Maturity (e)       Value
--------------  -----------------------------------------------     ----------------    ------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (Continued)

                    TECHNOLOGY DISTRIBUTORS - 0.9%
$    3,442,845      Sensata Technologies Finance Co., LLC,
                       Term Loan, First Lien                        B1         BB-      2.05%-2.08%    04/27/13      $    3,223,364
                                                                                                                     ______________
                    TRUCKING - 2.7%
     3,958,847      OshKosh Corporation, Term Loan B                Ba3        BB       6.26%          12/06/13           3,952,664
       789,497      The Hertz Corporation, Prefunded Synthetic
                       Letter of Credit                             Ba1        BB-      2.02%          12/21/12             751,995
     4,996,579      The Hertz Corporation, Term Loan B              Ba1        BB-      2.09%-2.10%    12/21/12           4,759,241
                                                                                                                     ______________
                                                                                                                          9,463,900
                                                                                                                     ______________

                    TOTAL SENIOR FLOATING-RATE LOAN INTERESTS                                                           513,735,103
                    (Cost $529,940,624)                                                                              ______________

SENIOR FLOATING-RATE NOTES -  0.2%

                    LEISURE FACILITIES - 0.0%
     1,225,000      HRP Myrtle Beach (g) (h) (i) (k)                WR         NR       7.38%          04/01/12                   -
                                                                                                                     ______________
                    SEMICONDUCTORS - 0.2%
       650,000      NXP B.V.                                        C          CCC+     3.05%          10/15/13             563,063
                                                                                                                     ______________

                    TOTAL SENIOR FLOATING-RATE NOTES                                                                        563,063
                    (Cost $1,875,391)                                                                                ______________

NOTES - 0.0%

                    HOMEBUILDING - 0.0%
       727,273      TOUSA, Inc. (Payment-In-Kind Election Note) (g) (h) (k) (l)         14.75%         07/01/15                   -
                                                                                                                     ______________

                    TOTAL NOTES                                                                                                   -
                    (Cost $436,364)                                                                                  ______________

   Shares           Description                                                                                            Value
--------------      -----------------------------------------------------------------------------------              --------------
PREFERRED STOCKS - 0.0%

                    HOMEBUILDING - 0.0%
         4,273      TOUSA, Inc. (8.0%, Series A Convertible Payment-In-Kind Preferred Stock) (g) (h) (i) (k)                      -
                                                                                                                     ______________

                    TOTAL PREFERRED STOCKS                                                                                        -
                    (Cost $2,563,636)                                                                                ______________

COMMON STOCKS - 0.3%

                    DIVERSIFIED CHEMICALS - 0.2%
         19,963     LyondellBasell Industries AF S.C.A., Class A                                                            354,743
         18,297     LyondellBasell Industries AF S.C.A., Class B                                                            323,857
                                                                                                                     ______________
                                                                                                                            678,600
                                                                                                                     ______________
                    OIL & GAS EXPLORATION & PRODUCTION - 0.1%
         19,828     SemGroup Corp., Class A (g)                                                                             557,167
                                                                                                                     ______________

                    TOTAL COMMON STOCKS                                                                                   1,235,767
                    (Cost $1,129,017)                                                                                ______________


Page 14          See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
May 31, 2010


   Shares           Description                                                                                            Value
--------------      -----------------------------------------------------------------------------------              --------------
WARRANTS - 0.0%

                    BROADCASTING - 0.0%
         1,449      Cumulus Media, Inc. (g) (k)                                                                      $        4,247
                                                                                                                     ______________

                    TOTAL WARRANTS                                                                                            4,247
                    (Cost $0)                                                                                        ______________

                    TOTAL INVESTMENTS -  146.0%                                                                         515,538,180
                    (Cost $535,945,032) (n)

                    OUTSTANDING LOAN - (43.5)%                                                                         (153,500,000)

                    NET OTHER ASSETS AND LIABILITIES - (2.5)%                                                            (8,932,377)
                                                                                                                     ______________
                    NET ASSETS (APPLICABLE TO COMMON SHARES) - 100.0%                                                $  353,105,803
                                                                                                                     ==============

_________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares.
(b) All or a portion of the investments are available to serve as collateral on the outstanding loan.
(c)  Ratings below Baa3 by Moody's Investors Service, Inc.
     ("Moody's") or BBB- by Standard & Poor's Ratings Group ("S&P") are considered to be below investment grade.
(d) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major
     European banks, such as the London Interbank Offered Rate
     ("LIBOR"), (ii) the prime rate offered by one or more United
     States banks or (iii) the certificate of deposit rate.
(e) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior
     Loans may be substantially less than the stated maturities shown.
(f)  This Senior Loan Interest was privately rated upon issuance.
     The rating agency does not provide ongoing surveillance on the rating.
(g) This investment is fair valued in accordance with valuation procedures adopted by the Fund's Board of Trustees.
(h) This borrower has filed for protection in federal bankruptcy court.
(i)  Non-income producing investment.
(j) This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.
(k) This investment is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted investments may only be resold in transactions exempt from registration (see Note 2E - "Restricted Investments" in the Notes to Financial Statements).
(l) This investment is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum is to be paid in cash and 13.75% of interest per annum is to be paid by the issuer, at its option (i) entirely in cash, (ii) entirely in Payment-in-Kind interest or (iii) in a combination of (i) and (ii). Interest is to be paid semi-annually; however, the issuer is in default and income is not being accrued.
(m) Interest for the period commencing on November 30, 2009 ending on December 31, 2011, shall be payable, at the Borrowers' option, (i) in cash at a rate per annum equal to 9% ("Cash Interest") or (ii) in Payment-in-Kind interest at a rate per annum equal to 11%, and, commencing January 1, 2012, shall be payable as Cash Interest.
(n) Aggregate cost for federal income tax purposes is $536,360,304. As of May 31, 2010, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $620,956 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $21,443,080.

NR      Not rated.
WR      Withdrawn rating.


                     See Notes to Financial Statements                  Page 15

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
May 31, 2010


____________________________

Valuation Inputs

A summary of the inputs used to value the Fund's investments as of May 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                        Level 2                 Level 3
                                        Total                    Level 1                Significant             Significant
                                        Value                    Quoted                 Observable              Unobservable
                                        at 5/31/2010             Prices                 Inputs                  Inputs
                                        -----------------        --------------         ---------------         ---------------
Senior Floating-Rate Loan Interests*    $     513,735,103        $            -         $   496,306,753         $    17,428,350
Senior Floating-Rate Notes*                       563,063                     -                 563,063                       -
Common Stocks*                                  1,235,767               678,600                 557,167                       -
Warrants*                                           4,247                     -                   4,247                       -
                                        -----------------        --------------         ---------------         ---------------
Total Investments                       $     515,538,180        $      678,600         $   497,431,230         $    17,428,350
                                        =================        ==============         ===============         ===============

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                     Change in
Investments at Fair Value                           Transfers                        net unrealized      Net
using Significant Unobservable     Balance as of    in (out)       Net realized      appreciation        purchases    Balance as of
Inputs (Level 3)                   May 31, 2009     of Level 3     gains (losses)    (depreciation)      (sales)      May 31, 2010
------------------------------     -------------    -----------    --------------    ---------------     ---------    -------------
Senior Floating-Rate
     Loan Interests*                $      -        $17,428,350     $      -           $      -           $      -    $17,428,350


Net change in unrealized appreciation/depreciation from Level 3 investments held as of May 31, 2010 was $1,757,228 and is included in the "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.

* See the Portfolio of Investments for industry breakout.


Page 16               See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Assets and Liabilities
May 31, 2010


ASSETS:
Investments, at value
    (Cost $535,945,032)                                                                               $ 515,538,180
Cash                                                                                                     12,159,670
Prepaid expenses                                                                                            398,906
Receivables:
    Investment securities sold                                                                            4,083,708
    Interest                                                                                              1,820,284
                                                                                                      _____________
       Total Assets                                                                                     534,000,748
                                                                                                      _____________

LIABILITIES:
Outstanding loan                                                                                        153,500,000
Payables:
    Investment securities purchased                                                                      26,680,371
    Investment advisory fees                                                                                318,729
    Interest and fees on loan                                                                               190,372
    Audit and tax fees                                                                                       68,200
    Legal fees                                                                                               46,927
    Printing fees                                                                                            31,996
    Administrative fees                                                                                      27,333
    Custodian fees                                                                                           13,122
    Trustees' fees and expenses                                                                               9,753
    Transfer agent fees                                                                                       2,323
Other liabilities                                                                                             5,819
                                                                                                      _____________
       Total Liabilities                                                                                180,894,945
                                                                                                      _____________
NET ASSETS (Applicable to Common Shares)                                                              $ 353,105,803
                                                                                                      =============

NET ASSETS consist of:
Paid-in capital                                                                                       $ 480,227,710
Par value                                                                                                   252,919
Accumulated net investment income (loss)                                                                   (152,524)
Accumulated net realized gain (loss) on investments and swap transactions                              (106,815,450)
Net unrealized appreciation (depreciation) on investments                                               (20,406,852)
                                                                                                      _____________
NET ASSETS (Applicable to Common Shares)                                                              $ 353,105,803
                                                                                                      =============

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)                                  $       13.96
                                                                                                      =============

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)              25,291,939
                                                                                                      _____________


                      See Notes to Financial Statements                  Page 17

First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Operations
For the Year Ended May 31, 2010


INVESTMENT INCOME:
Interest                                                                                              $  19,571,185
Other income                                                                                                648,085
                                                                                                      _____________
    Total investment income                                                                              20,219,270
                                                                                                      _____________

EXPENSES:
Interest and fees on loan                                                                                 3,542,360
Investment advisory fees                                                                                  3,499,429
Administrative fees                                                                                         320,614
Legal fees                                                                                                  238,957
Tender offer fees                                                                                           211,627
Custodian fees                                                                                               79,327
Audit and tax fees                                                                                           76,296
Printing fees                                                                                                72,043
Auction Market Preferred Shares commission fees                                                              64,473
Trustees' fees and expenses                                                                                  39,473
Transfer agent fees                                                                                          23,938
Other                                                                                                       107,873
                                                                                                      _____________
    Total expenses                                                                                        8,276,410
                                                                                                      _____________
NET INVESTMENT INCOME (LOSS)                                                                             11,942,860
                                                                                                      _____________

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments                                                                                        (26,080,494)
     Credit default swaps                                                                                   (71,995)
                                                                                                      _____________
Net realized gain (loss)                                                                                (26,152,489)
                                                                                                      _____________
Net change in unrealized appreciation (depreciation) on investments                                      80,382,463
                                                                                                      _____________
NET REALIZED AND UNREALIZED GAIN (LOSS)                                                                  54,229,974
                                                                                                      _____________
AUCTION MARKET PREFERRED SHARE DIVIDENDS                                                                   (415,209)
                                                                                                      _____________
NET INCREASE (DECREASE) IN NET ASSETS (APPLICABLE TO COMMON SHARES)
     RESULTING FROM OPERATIONS                                                                       $   65,757,625
                                                                                                      _____________


Page 18               See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Statements of Changes in Net Assets



                                                                                   Year                Year
                                                                                   Ended               Ended
                                                                                 5/31/2010           5/31/2009
                                                                             ----------------    ----------------
OPERATIONS:
Net investment income (loss)                                                  $    11,942,860     $     22,093,52
Net realized gain (loss)                                                          (26,152,489)        (69,951,855)
Net change in unrealized appreciation (depreciation) on investments                80,382,463         (47,290,087)
Distributions to Auction Market Preferred Shareholders from:
     Net investment income                                                           (415,209)         (2,226,284)
                                                                              _______________     _______________
Net increase (decrease) in net assets applicable to Common Shares resulting
     from operations                                                               65,757,625         (97,374,698)
                                                                              _______________     _______________

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
     Net investment income                                                        (10,749,074)        (19,715,067)
                                                                              _______________     _______________
Total distributions to Common Shareholders                                        (10,749,074)        (19,715,067)
                                                                              _______________     _______________
Total increase (decrease) in net assets applicable to Common Shares                55,008,551        (117,089,765)

NET ASSETS (Applicable to Common Shares):
Beginning of period                                                               298,097,252         415,187,017
                                                                              _______________     _______________
End of period                                                                 $   353,105,803     $   298,097,252
                                                                              ===============     ===============
Accumulated net investment income (loss) at end of period                     $      (152,524)    $      (166,321)
                                                                              ===============     ===============


                      See Notes to Financial Statements                  Page 19

First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Cash Flows
For the Year Ended May 31, 2010


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets applicable to Common Shares resulting
     from operations                                                                       $    65,757,625
Adjustments to reconcile net increase (decrease) in net assets applicable to Common
     Shares resulting from operations to net cash provided by operating activities:
       Purchases of investments                                                               (263,041,869)
       Sales and maturities of investments                                                     261,023,271
       Net amortization/accretion of premium/discount on investments                            (3,762,096)
       Net realized gain/loss on investments                                                    26,080,494
       Net change in unrealized appreciation/depreciation on investments                       (80,382,463)
       Decrease in cash segregated as collateral for terminated credit default swaps               263,067

Changes in assets and liabilities:
       Increase in interest receivable                                                            (209,641)
       Decrease in prepaid expenses                                                                720,842
       Increase in interest and fees on loan payable                                                30,418
       Decrease in accumulated unpaid dividends on Auction Market Preferred Shares                 (56,589)
       Increase in investment advisory fees payable                                                 45,846
       Increase in audit and tax fees payable                                                        4,888
       Decrease in legal fees payable                                                                 (815)
       Increase in transfer agent fees payable                                                         584
       Decrease in printing fees payable                                                           (28,729)
       Increase in administrative fees payable                                                      11,897
       Increase in custodian fees payable                                                           11,622
       Increase in Trustees' fees and expenses payable                                               9,753
       Decrease in other liabilities                                                               (19,361)
                                                                                           _______________
Cash provided by operating activities                                                                            $   6,458,744
                                                                                                                 _____________

Cash flows from financing activities:
       Distributions to Common Shareholders                                                    (10,749,074)
       Purchase pursuant to a tender offer of Auction Market Preferred Shares                  (76,450,000)
       Redemption of Auction Market Preferred Shares                                            (3,550,000)
       Proceeds from borrowings                                                                147,300,000
       Repayments of borrowings                                                                (50,850,000)
                                                                                           _______________
Cash provided by financing activities                                                                                5,700,926
                                                                                                                 _____________
Increase in cash                                                                                                    12,159,670
Cash at beginning of period                                                                                                  -
                                                                                                                 _____________
Cash at end of period                                                                                            $  12,159,670
                                                                                                                 =============

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees                                                                $   2,818,749
                                                                                                                 =============


Page 20               See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Financial Highlights
For a Common Share outstanding throughout each period

                                                        Year            Year            Year            Year            Year
                                                        Ended           Ended           Ended           Ended           Ended
                                                        5/31/2010       5/31/2009       5/31/2008       5/31/2007       5/31/2006
                                                        ---------       ---------       ---------       ---------       ---------
Net asset value, beginning of period                    $   11.79       $   16.42       $   18.91       $   19.00       $   18.94
                                                        _________       _________       _________       _________       _________
Income from investment operations:
Net investment income (loss)                                 0.47            0.87            1.45            1.66            1.48
Net realized and unrealized gain (loss)                      2.15           (4.63)          (2.37)          (0.04)           0.04
Distributions paid to AMP (a) Shareholders from:
          Net investment income                             (0.02)          (0.09)          (0.20)          (0.21)          (0.16)
                                                        _________       _________       _________       _________       _________
Total from investment operations                             2.60           (3.85)          (1.12)           1.41            1.36
                                                        _________       _________       _________       _________       _________
Distributions paid to Common Shareholders from:
          Net investment income                             (0.43)          (0.78)          (1.37)          (1.50)          (1.28)
          Net realized gain                                     -               -               -               -           (0.02)
                                                        _________       _________       _________       _________       _________
Total distributions to Common Shareholders                  (0.43)          (0.78)          (1.37)          (1.50)          (1.30)
                                                        _________       _________       _________       _________       _________
Net asset value, end of period                          $   13.96       $   11.79       $   16.42       $   18.91       $   19.00
                                                        =========       =========       =========       =========       =========
Market value, end of period                             $   12.65       $   10.04       $   14.76       $   18.81       $   17.61
                                                        =========       =========       =========       =========       =========
Total return based on net asset value (b)                  22.99%        (22.07)%         (5.19)%           8.04%           8.06%
                                                        =========       =========       =========       =========       =========
Total return based on market value (b)                     30.76%        (26.11)%        (14.32)%          15.95%           6.03%
                                                        =========       =========       =========       =========       =========
________________________________________________________
Ratios to average net assets available
    to Common Shares:
Ratio of total expenses to average net assets               2.42%           3.40%           3.63%           3.55%           3.08%
Ratio of total expenses to average net assets excluding
     interest expense                                       1.39%           1.62%           1.54%           1.45%           1.45%
Ratio of net investment income (loss) to average net
     assets                                                 3.49%           7.34%           8.52%           8.80%           7.77%
Ratio of net investment income (loss) to average net
     assets net of AMP Shares dividends (c)                 3.37%           6.60%           7.34%           7.70%           6.93%
Supplemental Data:
Portfolio turnover rate                                       52%             15%             31%             78%             81%
Net assets, end of period (in 000's)                    $ 353,106       $ 298,097       $ 415,187       $ 478,169       $ 480,155
Ratio of total expenses to total average
     Managed Assets (d)                                     1.77%           2.02%           2.22%           2.26%           1.97%
Ratio of total expenses to total average Managed
     Assets excluding interest expense (d)                  1.01%           0.96%           0.94%           0.92%           0.93%
Preferred Shares and Loan Outstanding:
Total AMP Shares outstanding (e)                                -           3,200           4,000           4,000           4,000
Liquidation and market value per AMP share (f)                N/A       $  25,018       $  25,039       $  25,045       $  25,040
Asset coverage per share                                      N/A       $ 118,155(g)    $ 128,797(g)    $ 179,792(h)    $ 189,289(h)
Loan outstanding (in 000's)                             $ 153,500       $  57,050       $ 175,000       $ 141,000       $ 177,000
Asset coverage per $1,000 of loan outstanding (i)       $   3,300       $   7,627       $   3,944       $   5,100       $   4,278
________________________________________________________

(a)  Auction Market Preferred ("AMP") Shares.
(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(c)  Ratio reflects the effect of distributions to AMP Shareholders.
(d) Managed Assets are calculated by taking the Fund's average daily gross asset value (which includes assets attributable to the Fund's AMP Shares, if AMP Shares are outstanding, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares, if AMP Shares are outstanding, and liabilities.
(e) As of November 18, 2009, the Fund no longer has any Series A or Series B AMP Shares outstanding. See Note 5 - "Auction Market Preferred Shares" in the Notes to Financial Statements for more information about the Fund's AMP Share tender offer and redemption transactions.
(f)  Includes accumulated and unpaid distributions to AMP Shareholders.
(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value), and dividing by the number of AMP Shares outstanding. If this methodology had been used historically, fiscal years 2006 and 2007 would have been $145,039 and $144,542, respectively.
(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding) and dividing by the number of AMP Shares outstanding.
(i) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding) and dividing by the outstanding loan balance in 000's.

N/A  Not applicable


                      See Notes to Financial Statements                  Page 21

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                                  May 31, 2010

                              1. Fund Description

First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior secured floating-rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.


                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio investments, at fair value according to valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio investments listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the investments are valued at the mean of the most recent bid and asked prices on such day. Portfolio investments traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio investments traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such investments. Portfolio investments traded in the over-the-counter market, but excluding investments traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

- Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
- Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                                  May 31, 2010

     o  Quoted prices for similar securities in active markets.
     o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
     o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
     o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
- Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing portfolio investments are not necessarily an indication of the risks associated with investing in those investments. A summary of the inputs used to value the Fund's portfolio investments as of May 31, 2010 is included with the Fund's Portfolio of Investments.

B. Repurchase Agreements:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period.

This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral investments, including the risk of a possible decline in the value of the underlying investments during the period while the Fund seeks to assert its rights. The Advisor reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of May 31, 2010, the Fund had no open repurchase agreements.

C. Investment Transactions and Investment Income:

Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the investments. Interest income on such investments is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

D. Unfunded Loan Commitments:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have unfunded delayed draw loan commitments as of May 31, 2010.

E. Restricted Investments:

The Fund invests in restricted investments, which are investments that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted investments may only be resold in transactions exempt from registration. The Fund held restricted investments at May 31, 2010 as shown in the following table. The Fund does not have the right to demand that such investments be registered. These investments are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity dates and yields for these issuers.

                                                                                                                     % of
                                                                                                                     Net Assets
                                                                                                                     Applicable
                                   Acquisition     Principal       Value              Current                        to Common
Security                           Date            Value/Shares    Per Share          Carrying Cost     Value        Shares
-----------------------------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants     6/29/09               1,449     $    2.93          $       -         $   4,247     0.00%
HRP Myrtle Beach - Senior
     Floating-Rate Notes           3/23/06         $ 1,225,000             -           1,225,000                -     0.00
TOUSA, Inc.-Notes                  7/31/07(1)      $   727,273             -             436,364                -     0.00
TOUSA, Inc.-Preferred Stocks       7/31/07(1)            4,273             -           2,563,636                -     0.00
                                                                                      _______________________________________
                                                                                      $4,225,000        $   4,247     0.00%
                                                                                      =======================================

(1)  Security was acquired through a restructuring that was effective on July 31, 2007.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                                  May 31, 2010

F. Dividends and Distributions to Shareholders:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Auction Market Preferred Shares ("AMP Shares") issued by the Fund, if AMP Shares are issued and outstanding at the time, in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investments held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Permanent differences incurred during the tax year ended May 31, 2010, resulting in book and tax differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $764,780, an increase in accumulated net realized gain (loss) on investments of $988,327 and a decrease in paid-in capital of $223,547. Net assets applicable to Common Shareholders were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended May 31, 2010 and 2009 is as follows:

Distributions paid from:                    2010                    2009
Ordinary Income                    $     11,164,283     $     21,941,351

As of May 31, 2010, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income                    $        210,967
Net Unrealized Appreciation (Depreciation)            (20,822,124)
Accumulated Capital and other losses                 (106,617,974)

G. Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2010, the Fund had a capital loss carryforward for federal income tax purposes of $100,873,038 with $3,984,460, $3,611,723, $25,585,953 and $67,690,902 expiring on May 31,
2014, 2016, 2017 and 2018, respectively.

Certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2010, the Fund intends to elect to defer net realized losses incurred between November 1, 2009 and May 31, 2010 of $5,744,936.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of May 31, 2010, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. Expenses:

The Fund pays all expenses directly related to its operations.

I. Accounting Pronouncement:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures.


 3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage. L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's

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--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                                  May 31, 2010

investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets, which are the average daily gross asset value of the Fund (which includes assets attributable to the Fund's AMP Shares, if AMP Shares are outstanding at the time, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares, if AMP Shares are outstanding at the time, and liabilities.

Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") serves as the Fund's investment sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives an annual portfolio management fee of 0.38% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

In accordance with certain fee arrangements, PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"), serves as the Fund's Administrator, Fund Accountant and Transfer Agent. PFPC Trust Company, also an indirect, majority-owned subsidiary of PNC, serves as the Fund's Custodian in accordance with certain fee arrangements.

On July 1, 2010, all of the stock of PNC Global Investment Servicing Inc., an indirect, wholly owned subsidiary of PNC, was sold to The Bank of New York Mellon Corporation (BNY Mellon) ("Stock Sale"). The Stock Sale included PNC Global Investment Servicing (U.S.) Inc. and PFPC Trust Company. Effective July 1, 2010, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. PFPC Trust Company will not change its name until a later date to be announced.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG, served as the Fund's AMP Share transfer agent, registrar, dividend disbursing agent and redemption agent prior to the Fund's AMP Share tender offer and redemption transactions (see Note 5 below).

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending on December 31, 2011, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.


                     4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the fiscal year ended May 31, 2010 were $287,562,387 and $242,452,417, respectively.


                       5. Auction Market Preferred Shares

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As described below, as of May 31, 2010, the Fund did not have any preferred shares outstanding.

On August 28, 2009, the Fund commenced a tender offer for up to 100% of its outstanding Series A and Series B AMP Shares at a purchase price equal to 97% of the liquidation preference of $25,000 per AMP Share, plus any unpaid dividends accrued through the expiration date of the offer. On September 14, 2009, the Fund increased the purchase price to 100% of the liquidation preference per AMP Share ($25,000 per AMP Share), plus any unpaid dividends accrued through the expiration date of the offer. As of the expiration of the tender offer at 5:00 p.m., Eastern time, on September 28, 2009, 1,509 of the 1,600 outstanding Series A AMP Shares and 1,549 of the 1,600 outstanding Series B AMP Shares were validly tendered in the offer. The Fund paid the purchase price for such validly tendered AMP Shares by depositing the purchase price with the depositary for the offer, Deutsche Bank Trust Company Americas.

On October 12, 2009, First Trust announced the Fund's intention to redeem its remaining outstanding AMP Shares in the principal amount of $2,275,000 Series A AMP Shares and $1,275,000 Series B AMP Shares. The Fund completed such redemption of the Series A and Series B AMP Shares on November 18, 2009. Following completion of such redemption, the Fund no longer has any preferred shares outstanding.

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                                  May 31, 2010

For the fiscal year ended May 31, 2010, tender offer and redemption transactions in AMP Shares were as follows:

                                 Series A AMP Shares            Series B AMP Shares
                              -------------------------      -------------------------
                                           Liquidation                   Liquidation
                               Shares         Value           Shares        Value
                              --------------------------------------------------------
Outstanding at 5/31/09          1,600     $ 40,000,000        1,600     $ 40,000,000
Amount Tendered                (1,509)     (37,725,000)      (1,549)     (38,725,000)
Amount Retired                    (91)      (2,275,000)         (51)      (1,275,000)
                              --------------------------------------------------------
Outstanding at 5/31/10              -     $          -            -     $          -
                              ========================================================


                                 6. Borrowings

The Fund has entered into a Revolving Credit Facility ("Credit Facility") with various lenders and Citicorp North America Inc., as agent, to be used as leverage for the Fund. The Credit Facility has an expiration date of May 11, 2011 and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility was $150,000,000. Effective May 13, 2010, the total commitment under the Credit Facility was increased to $160,000,000. For the fiscal year ended May 31, 2010, the average amount outstanding was $98,091,096. The loans under the Credit Facility funded by CRC Funding, LLC (the "Conduit Lender") bear interest for each settlement period at a rate per annum based on the commercial paper rate of the Conduit Lender. The loans under the Credit Facility funded by Citibank, N.A. (the "Secondary Lender") bear interest for each settlement period at a per annum rate equal to (i) the Eurodollar rate for the settlement period plus 7.50% or (ii) the alternate base rate plus 5.00%. For the fiscal year ended May 31, 2010, the Fund had no loans under the Credit Facility funded by the Secondary Lender. The high and low annual interest rates for the loans under the Credit Facility funded by the Conduit Lender during the fiscal year ended May 31, 2010, were 0.83% and 0.23%, respectively, with a weighted average interest rate of 0.30%. The annual interest rate in effect for such loans at May 31, 2010 was 0.27%. The Fund also pays additional borrowing costs, which included a program fee of 1.25% and a liquidity fee of 0.50% per year. Effective May 13, 2010, program and liquidity fees were revised to new per annum rates of 0.50% and 0.35%, respectively. On May 15, 2009, in connection with the annual extension of the expiration date of the Credit Facility, the Fund paid upfront closing fees of $1,125,000. On May 13, 2010, the Fund extended the expiration date of the Credit Facility for another year and paid upfront closing fees of $400,000. Such fees are amortized over one-year periods and are included with the other borrowing costs in "Interest and fees on loan" on the Statement of Operations.

                             7. Risk Considerations

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

Investment and Market Risk: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the investments owned by the Fund. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Investment prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the investments is extremely limited or absent), the Fund may take temporary defensive positions.

High-Yield Securities Risk: The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be "high-yield" securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

Leverage Risk: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                                  May 31, 2010

borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

Senior Loan Risk: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.


                               8. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                              9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that besides these subsequent events that have already been disclosed there were the following subsequent events:

On May 20, 2010, the Fund declared a dividend of $0.039 per share to Common Shareholders of record on June 3, 2010, payable June 15, 2010.

On June 21, 2010, the Fund declared a dividend of $0.050 per share to Common Shareholders of record on July 6, 2010, payable July 15, 2010.

On July 20, 2010, the Fund declared a dividend of $0.055 per share to Common Shareholders of record on August 4, 2010, payable August 16, 2010.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust/Four Corners Senior Floating Rate Income Fund II:

We have audited the accompanying statement of assets and liabilities of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), including the portfolio of investments, as of May 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of May 31, 2010, by correspondence with the Fund's custodian, agent banks, and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Four Corners Senior Floating Rate Income Fund II as of May 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
July 29, 2010

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                            May 31, 2010 (Unaudited)

                           Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Amex (formerly known as the NYSE Alternext US and the AMEX) or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

________________________________________________________________________________

                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                            May 31, 2010 (Unaudited)


                         NYSE Certification Information

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of September 23, 2009, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.


                Submission of Matters to a Vote of Shareholders

The Joint Annual Meeting of Shareholders of the First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 21, 2009. At the Annual Meeting, holders of Common and Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund II voting together elected Trustee Niel B. Nielsen for a three-year term. Holders of Preferred Shares elected Trustee Thomas R. Kadlec and Trustee Robert F. Keith each for one-year terms. The number of votes cast in favor of Niel B. Nielson was 22,621,398, the number of votes against was 1,170,067 and the number of abstentions was 1,503,674. The number of votes cast in favor of Thomas R. Kadlec was 1,986, the number of votes against was 28 and the number of abstentions was 1,186. The number of votes cast in favor of Robert F. Keith was 1,986, the number of votes against was 28 and the number of abstentions was 1,186. James A. Bowen and Richard E. Erickson are the current and continuing Trustees.


                                Tax Information

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended May 31, 2010, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.


               Investment Management and Sub-Advisory Agreements

Board Considerations Regarding Continuation of Investment Management and Sub-Advisory Agreememts

The Board of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Four Corners Capital Management, LLC (the "Sub-Advisor"), at a meeting held on March 21-22, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the efforts made by the Advisor with respect to a tender offer for the Fund's outstanding auction market preferred shares. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2009. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                            May 31, 2010 (Unaudited)


The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two other closed end funds to which different advisory fee rates are charged. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the Sub-Advisor sub-advises the same two other closed-end funds with similar investment objectives and policies, to which different sub-advisory fee rates are charged. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; and (iv) many of the peer funds are larger than the Fund. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis, and had been enhanced to assess portfolio risk as well. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered changes made to the Fund's leverage arrangements in 2009 as a result of market events and considered an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, the Board concluded that the Fund's performance, particularly over the long term, was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor had previously invested in personnel and systems and anticipated continued maintenance of efficient personnel and systems in support of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor, noting that the method used to allocate expenses was not a typical practice of the Sub-Advisor. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
Board of Trustees and Officers
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                            May 31, 2010 (Unaudited)


                                                                                           Number of
                                                                                           Portfolios
                                                                                           in the First   Other
                                                                                           Trust          Trusteeships or
Name, Address,                    Term of Office                                           Fund Complex   Directorships
Date of Birth and                 and Length of     Principal Occupations                  Overseen by    Held by
Position with the Fund            Service(2)        During Past 5 Years                    Trustee        Trustee

-------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee      o Three Year      Physician; President, Wheaton               64        None
c/o First Trust Advisors L.P.       Term            Orthopedics; Co-owner and
120 E. Liberty Drive,                               Co-Director (January 1996 to May
  Suite 400                       o Since Fund      2007), Sports Med Center for
Wheaton, IL 60187                   Inception       Fitness; Limited Partner, Gundersen
D.O.B.: 04/51                                       Real Estate Limited Partnership;
                                                    Member, Sportsmed LLC


Thomas R. Kadlec, Trustee         o One Year        President (March 2010 to present),          64        Director of ADM
c/o First Trust Advisors L.P.       Term            Senior Vice President and Chief                       Investor
120 E. Liberty Drive,                               Financial Officer (May 2007 to                        Services, Inc.
  Suite 400                       o Since Fund      March 2010), Vice President and                       and ADM Investor
Wheaton, IL 60187                   Inception       Chief Financial Officer (1990 to                      Services
D.O.B.: 11/57                                       May 2007), ADM Investor Services,                     International
                                                    Inc. (Futures Commission Merchant(

Robert F. Keith, Trustee          o One Year        President (2003 to Present),                64        None
c/o First Trust Advisors L.P.       Term            Hibs Enterprises (Financial and
120 E. Liberty Drive,                               Management Consulting)
  Suite 400                       o Since Fund
Wheaton, IL 60187                   Inception
D.O.B.: 03/64

Niel B. Nielson, Trustee          o Three Year      President (June 2002                        64        Director of
c/o First Trust Advisors L.P.       Term            to Present), Covenant                                 Covenant
120 E. Liberty Drive,                               College                                               Transport Inc.
  Suite 400                       o Since Fund
Wheaton, IL 60187                   Inception
D.O.B.: 03/54

-------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,          o Three Year      President, First Trust Advisors L.P.        64        Trustee of
President, Chairman of the          Trustee         and First Trust Portfolios L.P.;                      Wheaton College
Board and CEO(1)                    Term and        Chairman of the Board of Directors,
120 E. Liberty Drive,               Indefinite      BondWave LLC (Software Development
  Suite 400                         Officer         Company/Investment Advisor) and
Wheaton, IL 60187                   Term            Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                       Advisor)
                                  o Since Fund
                                    Inception

__________________________

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Richard E. Erickson, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders or until his successor is elected and qualified. Niel B. Nielson, as a Class II Trustee, is serving as a trustee until the Fund's 2012 annual meeting of shareholders or until his successor is elected and qualified. James A. Bowen, as a Class III Trustee, is serving as a trustee until the Fund's 2010 annual meeting of shareholders or until his successor is elected and qualified. Thomas R. Kadlec and Robert F. Keith, as trustees elected by holders of preferred shares only on an annual basis, are serving as trustees until the Fund's 2010 annual meeting of shareholders or until their successors are elected and qualified. At a meeting held on June 16, 2010, the Board approved the reclassification of the preferred share trustees as common share trustees. Accordingly, Robert F. Keith will be reclassified as a Class III common share Trustee so that he is elected for a three-year term at the 2010 annual meeting and for three-year terms thereafter and Thomas R. Kadlec will be reclassified as a Class I common share Trustee so that he is elected for a one-year term at the 2010 annual meeting and for three-year terms thereafter. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Board of Trustees and Officers (Continued)
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                            May 31, 2010 (Unaudited)


                                                        Term of Office
Name, Address and                Position and Offices   and Length of     Principal Occupations
Date of Birth                    with Fund              Service(2)        During Past 5 Years

----------------------------------------------------------------------------------------------------------
                                   OFFICERS WHO ARE NOT TRUSTEES (3)
----------------------------------------------------------------------------------------------------------

Mark R. Bradley                  Treasurer,             o Indefinite      Chief Financial Officer,
120 E. Liberty Drive,            Controller, Chief        term            First Trust Advisors L.P.
  Suite 400                      Financial Officer                        and First Trust Portfolios
Wheaton, IL 60187                and Chief Accounting   o Since Fund      L.P.; Chief Financial
D.O.B.: 11/57                    Officer                  Inception       Officer, BondWave LLC
                                                                          (Software Development
                                                                          Company/Investment Advisor)
                                                                          and Stonebridge Advisors LLC
                                                                          (Investment Advisor)

Erin E. Chapman                  Assistant Secretary    o Indefinite      Assistant General Counsel
120 E. Liberty Drive,                                     term            (October 2007 to Present),
  Suite 400                                                               Associate Counsel (March
Wheaton, IL 60187                                       o Since June      2006 to October 2007), First
D.O.B.:  08/76                                            2009            Trust Advisors L.P. and
                                                                          First Trust Portfolios
                                                                          L.P.;  Associate Attorney
                                                                          (November 2003 to March
                                                                          2006), Doyle & Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer    o Indefinite      Senior Vice President (April
120 E. Liberty Drive,                                     term            2007 to Present), Vice
  Suite 400                                                               President (January 2005 to
Wheaton, IL 60187                                       o Since Fund      April 2007), First Trust
D.O.B.: 01/66                                             Inception       Advisors L.P. and First
                                                                          Trust Portfolios L.P.

Christopher R. Fallow            Assistant Vice         o Indefinite      Assistant Vice President
120 E. Liberty Drive,            President                term            (August 2006 to Present),
  Suite 400                                                               Associate (January 2005 to
Wheaton, IL 60187                                       o Since Fund      August 2006), First Trust
D.O.B.: 04/79                                             Inception       Advisors L.P. and First
                                                                          Trust Portfolios L.P.;
                                                                          Municipal Bond Trader (July
                                                                          2001 to January 2005),
                                                                          BondWave LLC (Software
                                                                          Development
                                                                          Company/Investment Advisor)

W. Scott Jardine                 Secretary and Chief    o Indefinite      General Counsel, First Trust
120 E. Liberty Drive,            Compliance Officer       term            Advisors L.P. and First
  Suite 400                                                               Trust Portfolios L.P.
Wheaton, IL 60187                                       o Since Fund      and BondWave LLC
D.O.B.: 05/60                                             Inception       (Software Development
                                                                          Company/Investment Advisor);
                                                                          Secretary, Stonebridge Advisors
                                                                          LLC (Investment Advisor)

Daniel J. Lindquist              Vice President         o Indefinite      Senior Vice President
120 E. Liberty Drive,                                     term            (September 2005 to Present),
  Suite 400                                                               Vice President (April 2004 to
Wheaton, IL 60187                                       o Since Fund      September 2005), First Trust
D.O.B: 02/70                                              Inception       Advisors L.P. and First Trust
                                                                          Portfolios L.P.

Coleen D. Lynch                  Assistant Vice         o Indefinite      Assistant Vice President
120 E. Liberty Drive,            President                term            (January 2008 to Present),
  Suite 400                                                               First Trust Advisors L.P. and
Wheaton, IL 60187                                       o Since July      First Trust Portfolios L.P.;
DOB: 07/58                                                2008            Vice President (May 1998 to
                                                                          January 2008), Van Kampen
                                                                          Asset Management and Morgan
                                                                          Stanley Investment Management

Kristi A. Maher                  Assistant Secretary    o Indefinite      Deputy General Counsel (May
120 E. Liberty Drive,            and Deputy Chief         term            2007  to Present), Assistant
  Suite 400                      Compliance Officer                       General Counsel (March 2004
Wheaton, IL 60187                                       o Assistant       to May 2007), First Trust
D.O.B.: 12/66                                             Secretary       Advisors L.P. and First Trust
                                                          since Fund      Portfolios L.P.
                                                          Inception

                                                        o Deputy Chief
                                                          Compliance Officer
                                                          since November
                                                          2009

__________________________

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Privacy Policy
--------------------------------------------------------------------------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
                            May 31, 2010 (Unaudited)


The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

     o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     o Information about your transactions with us, our affiliates or others

     o Information receive from your inquiries by mail, e-mail or telephone; and

     o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

Confidentiality and Security

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

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                                                                         Page 35

                      This page left blank intentionally.

[LOGO OMITTED]  FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA  90071

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA  19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


Inside Back Cover

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)  Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $51,500 for 2009 and $63,500 for 2010.

          (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2009 and $0 for 2010.

          AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2009 and $0 for 2010.

          (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 in 2009 and $5,200 in 2010. These fees were for tax consultation and tax preparation.

          TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2009 and $0 for 2010.

          (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

          ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

          (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

          The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.


          (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

          (b)  0%

          (c)  0%

          (d)  0%

          (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

          (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2009 were $5,200 and $6,000 for the Registrant and the Registrant's investment adviser, respectively, and for 2010 were $5,200 and $36,000 for the Registrant and the Registrant's investment adviser, respectively.

          (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                           FIRST TRUST ADVISORS L.P.
                            PROXY VOTING GUIDELINES

         First Trust Advisors L.P. (the "Adviser") serves as investment adviser providing discretionary investment advisory services for separate managed accounts, ERISA accounts and open- and closed-end investment companies (the "Clients"). As part of these services, the Adviser may have responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser has adopted the following policies and procedures:

         1. It is the Adviser's policy to seek and to ensure that proxies are voted on securities in a Client's account consistently and solely in the best economic interests of the Client.

         2. The Adviser shall be responsible for the oversight of Client proxy voting processes and shall assign a senior member of its staff to be responsible for this oversight.

         3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by Clients. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

         4. The Adviser shall review the ISS recommendations and generally will vote proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the Client. In addition, whenever a conflict of interest arises between ISS and a company subject to a proxy vote, the Adviser will vote the proxy without using the analyses of ISS and will consider the recommendation of the company and what the Adviser believes to be in the best interests of the Client. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Client with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest. With respect to open- and closed-end funds and variable annuity sub-accounts, if there is a conflict of interest between fund shareholders and FTA, the fund's principal underwriter, or sub-adviser, if applicable, FTA will vote the proxy based on the recommendations of ISS to avoid such conflict of interest.

         5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's Clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

              6. If a Client requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Client that it is not able to follow the Client's request.

         7. FTA will monitor changes to the ISS guidelines to determine that such guidelines continue to result in a voting policy that is in the best interests of Clients.

         8. In certain circumstances, where FTA has determined that it is consistent with the Client's best interest, FTA will not take steps to ensure that proxies are voted on securities in the Client's accounts. The following are circumstances where this may occur:

         (a) Limited Value. Proxies will not be required to be voted on securities in a Client's account if the value of the Client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the Client's account.

         (b) Securities Lending Program. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, FTA will not take steps to see that loaned securities are voted. However, where FTA determines that a proxy vote, or other shareholder action, is materially important to the Client's account, FTA will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

         (c) Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, FTA may choose not to vote where the cost of voting a Client's proxy would exceed any anticipated benefits to the Client of the proxy proposal (e.g. foreign securities).

         9. For certain open- or closed-end funds relying on Section 12(d)(1)(F) of the 1940 Act, FTA will vote on proxies of securities of investment companies held by such funds in the same proportion as all other holders of such securities (i.e. mirror or echo voting) to the extent possible.


Amended:     September 21, 2009

                                   APPENDIX A


                  U.S. Proxy Voting Guidelines Concise Summary


                       (Digest of Selected Key Guidelines)


                                January 22, 2010


--------------------------------------------------------------------------------

Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

   o An auditor has a financial interest in or association with the company, and is therefore not independent;

   o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

   o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

   o  Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

   o Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees


                                [GRAPHIC OMITTED]


Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:

   o   Board Accountability

   o   Board Responsiveness

   o   Director Independence

   o   Director Competence

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST(1) the entire board of directors (except new nominees(2), who should be considered on a CASE-by-CASE basis), if:

   o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

   o The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote withhold/against every year until this feature is removed;

   o The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

   o The board makes a material adverse change to an existing poison pill without shareholder approval.


Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

   o The date of the pill`s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

   o   The issuer`s rationale;

   o   The issuer's governance structure and practices; and

   o   The issuer's track record of accountability to shareholders.


(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.


(2) A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

   o The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

   o The company receives an adverse opinion on the company's financial statements from its auditor; or

   o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

   o Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.


Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

   o There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

   o The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm's equity plan;

   o The company fails to submit one-time transfers of stock options to a shareholder vote;

   o The company fails to fulfill the terms of a burn rate commitment made to shareholders;

   o The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

   o The company's proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

   o The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

        -   A classified board structure;

        -   A supermajority vote requirement;

        - Majority vote standard for director elections with no carve out for contested elections;

        -   The inability for shareholders to call special meetings;

        -   The inability for shareholders to act by written consent;

        -   A dual-class structure; and/or

        -   A non-shareholder approved poison pill.


Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:


   o Material failures of governance, stewardship, or fiduciary responsibilities at the company;

   o   Failure to replace management as appropriate; or

   o gregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.


Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

   o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

   o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

   o The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

   o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.


Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

   o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

   o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

   o The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

   o   The full board is less than majority independent.


Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

   o Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

        -   Degree to which absences were due to an unavoidable conflict;

        -   Pattern of absenteeism; and

        -   Other extraordinary circumstances underlying the director's absence;

   o   Sit on more than six public company boards;

   o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

                                [GRAPHIC OMITTED]

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

   o Long-term financial performance of the target company relative to its industry;

   o   Management's track record;

   o   Background to the proxy contest;

   o   Qualifications of director nominees (both slates);

   o Strategic plan of dissident slate and quality of critique against management;

   o Likelihood that the proposed goals and objectives can be achieved (both slates);

   o   Stock ownership positions.


                                [GRAPHIC OMITTED]

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria: The company maintains the following counterbalancing features:

   o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

        - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

        -  serves as liaison between the chairman and the independent directors;

        -  approves information sent to the board;

        -  approves meeting agendas for the board;

        - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

        -  has the authority to call meetings of the independent directors;

        - if requested by major shareholders, ensures that he is available for consultation and direct communication;

   o   Two-thirds independent board;

   o   All independent key committees;

   o   Established governance guidelines;

   o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

   o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

        -   Egregious compensation practices;

        - Multiple related-party transactions or other issues putting director independence at risk;

        -   Corporate and/or management scandals;

        -   Excessive problematic corporate governance provisions; or

        - Flagrant board or management actions with potential or realized negative impact on shareholders.

                                [GRAPHIC OMITTED]


Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses ("NOLs"), the following factors should be considered on a CASE-BY-CASE basis:

   o The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

   o   The value of the NOLs;

   o Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

   o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

   o   Any other factors that may be applicable.


                                [GRAPHIC OMITTED]

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

   o   Shareholders have approved the adoption of the plan; or

   o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

                                [GRAPHIC OMITTED]

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

   o   No lower than a 20% trigger, flip-in or flip-over;

   o   A term of no more than three years;

   o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

   o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

                                [GRAPHIC OMITTED]

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification.For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOLs"), the following factors are considered on a CASE-BY-CASE basis:

   o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

   o   The value of the NOLs;

   o   The term;

   o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

   o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

   o   Any other factors that may be applicable.

                                [GRAPHIC OMITTED]

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

   o   Shareholders' current right to call special meetings;

   o Minimum ownership threshold necessary to call special meetings (10% preferred);

   o   The inclusion of exclusionary or prohibitive language;

   o   Investor ownership structure; and

   o Shareholder support of and management's response to previous shareholder proposals.

                                [GRAPHIC OMITTED]

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

   o   Ownership structure;

   o   Quorum requirements; and

   o   Supermajority vote requirements.

                                [GRAPHIC OMITTED]

Capital/Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

   o   Past Board Performance:

        o   The company's use of authorized shares during the last three years;
        o   One- and three-year total shareholder return; and
        o   The board's governance structure and practices;

   o   The Current Request:

        o Disclosure in the proxy statement of the specific reasons for the proposed increase;

        o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model, which examines the company's need for shares and its three-year total shareholder return; and

        o   Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.
                                [GRAPHIC OMITTED]

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

   o   Past Board Performance:

        o The company's use of authorized preferred shares during the last three years;

        o   One-and three-year total shareholder return; and

        o   The board's governance structure and practices;

   o   The Current Request:

        o Disclosure in the proxy statement of specific reasons for the proposed increase;

        o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model, which examines the company's need for shares and three-year total shareholder return; and

        o Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

                                [GRAPHIC OMITTED]


Mergers and Acquisitions

Vote CASE -BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

   o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

   o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

   o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

   o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

   o Conflict of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

   o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.


                                [GRAPHIC OMITTED]

Compensation:


Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:


   1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

   2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

   3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

   4.  Provide shareholders with clear, comprehensive compensation disclosures:
       This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

   5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

                                [GRAPHIC OMITTED]


Equity Compensation Plans


Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

   o   The total cost of the company's equity plans is unreasonable;

   o The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

   o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

   o The company's three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

   o Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

   o   The plan is a vehicle for problematic pay practices.


                                [GRAPHIC OMITTED]


Other Compensation Proposals and Policies


Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay) In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

   o There is a misalignment between CEO pay and company performance (pay for performance);

   o   The company maintains problematic pay practices;

   o   The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

   o Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives' short- and long-term incentive awards: disclosure, explanation of their alignment with the company's business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

   o opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives' pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay "ratcheting" due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

   o Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO's latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.


Pay for Performance

Evaluate the alignment of the CEO's pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders' perspective, performance is predominantly gauged by the company's stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

   o Whether a company's one-year and three-year total shareholder returns ("TSR") are in the bottom half of its industry group (i.e., four-digit GICS - Global Industry Classification Group); and

   o Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company's total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO's pay relative to the company's TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the LONG TERM TREND OF CEO TOTAL COMPENSATION RELATIVE TO SHAREHOLDER RETURN. ALSO CONSIDER THE MIX OF performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company's pay for performance linkage.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

   o Problematic practices related to non-performance-based compensation elements;

   o   Incentives that may motivate excessive risk-taking; and

   o   Options Backdating.


Non-Performance based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.
While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG's Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

   o Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

   o Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

   o Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

   o Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties ("Single Triggers"); new or materially amended agreements that provide for "modified single triggers" (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including "modified gross-ups");

   o Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

   o Dividends or dividend equivalents paid on unvested performance shares or units;

   o Executives using company stock in hedging activities, such as "cashless" collars, forward sales, equity swaps or other similar arrangements; or

   o Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).


Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

   o   Guaranteed bonuses;

   o   A single performance metric used for short- and long-term plans;

   o   Lucrative severance packages;

   o   High pay opportunities relative to industry peers;

   o   Disproportionate supplemental pensions; or

   o Mega annual equity grants that provide unlimited upside with no downside risk.


Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

   o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

   o   Duration of options backdating;

   o   Size of restatement due to options backdating;

   o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

   o   grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had "sloppy" plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

   o   Poor disclosure practices, including:

        - Unclear explanation of how the CEO is involved in the pay setting process;

        -   Retrospective performance targets and methodology not discussed;

        - Methodology for benchmarking practices and/or peer group not disclosed and explained.

   o Board's responsiveness to investor input and engagement on compensation issues, for example:

        - Failure to respond to majority-supported shareholder proposals on executive pay topics; or

        - Failure to respond to concerns raised in connection with significant pposition to MSOP proposals.


                                [GRAPHIC OMITTED]

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration: o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

   o Rationale for the re-pricing--was the stock price decline beyond management's control?

   o   Is this a value-for-value exchange?

   o   Are surrendered stock options added back to the plan reserve?

   o Option vesting--does the new option vest immediately or is there a black-out period?

   o erm of the option--the term should remain the same as that of the replaced option;

   o   Exercise price--should be set at fair market or a premium to market;

   o   Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

                                [GRAPHIC OMITTED]


Shareholder Proposals on Compensation


Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

                                [GRAPHIC OMITTED]

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

                                [GRAPHIC OMITTED]

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

   o   If the company has adopted a formal recoupment bonus policy;

   o If the company has chronic restatement history or material financial problems; or

   o If the company's policy substantially addresses the concerns raised by the proponent.

                                [GRAPHIC OMITTED]

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:


   o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

        -   Rigorous stock ownership guidelines, or

        - A holding period requirement coupled with a significant long-term ownership requirement, or

        -   A meaningful retention ratio,

   o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

   o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

                                [GRAPHIC OMITTED]

6. Social/Environmental Issues:

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

   o Whether adoption of the proposal is likely to enhance or protect shareholder value;

   o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

   o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

   o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

   o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

   o Whether the company's analysis and voting recommendation to shareholders are persuasive;

   o What other companies have done in response to the issue addressed in the proposal;

   o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

   o Whether implementation of the proposal's request would achieve the proposal's objectives;

   o Whether the subject of the proposal is best left to the discretion of the board;

   o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

   o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.


                                [GRAPHIC OMITTED]

Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

   o The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and

   o The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

   o The degree of existing gender and racial minority diversity on the company's board and among its executive officers;

   o The level of gender and racial minority representation that exists at the company's industry peers;

   o The company's established process for addressing gender and racial minority board representation;

   o Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

   o   The independence of the company's nominating committee;

   o The company uses an outside search firm to identify potential director nominees; and

   o Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.


                                [GRAPHIC OMITTED]

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

   o The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

   o The company's level of disclosure is comparable to that of industry peers; and

   o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

   o Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

o      Whether company disclosure lags behind industry peers;

o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

o The feasibility of reduction of GHGs given the company's product line and current technology and; o Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

                                [GRAPHIC OMITTED]

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

   o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

   o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

   o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

   o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                                [GRAPHIC OMITTED]

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:


   o The degree to which existing relevant policies and practices are disclosed;

   o Whether or not existing relevant policies are consistent with internationally recognized standards;

   o Whether company facilities and those of its suppliers are monitored and how;

   o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

   o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

   o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

   o   The scope of the request; and

   o   Deviation from industry sector peer company standards and practices.

                                [GRAPHIC OMITTED]

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

   o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

   o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

                                [GRAPHIC OMITTED]



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members


INFORMATION PROVIDED AS OF AUGUST 2, 2010

          Four Corners Capital Management, LLC ("Four Corners"), a Macquarie Funds Group company, was founded in 2001 by a team of investment professionals and an affiliate of Australia-based Macquarie Group Limited ("Macquarie") and became a wholly-owned, indirect subsidiary of Macquarie in 2008. Macquarie Group is a global provider of banking, financial, advisory, investment and funds management services. Macquarie Funds Group, with over $200 billion in assets under management (as of May 31, 2010) is the global asset management business of Macquarie Group. Macquarie Funds Group offers a diverse range of products including managed funds, funds-based structured products, hedge funds and fund of funds. Four Corners managed approximately $2.1 billion of assets (as of May 31, 2010), with an emphasis on senior secured floating-rate corporate loans ("Senior Loans"). The experienced professionals at Four Corners specialize in structuring and managing Senior Loan-based products for a global client base. With multiple investment products, Four Corners' clients include institutional investors, corporations, investment funds, and high net worth and retail investors. Four Corners is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Robert I. Bernstein, Managing Director and Chief Investment Officer of Four Corners, and Drew R. Sweeney, Senior Vice President of Four Corners, are co-portfolio managers of the registrant

          Robert I. Bernstein, CFA, Chief Investment Officer, Four Corners Capital Management, LLC: Mr. Bernstein is responsible for managing Four Corners' investment activities. He has over 18 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

          Drew R. Sweeney, Senior Vice President, Four Corners Capital Management, LLC: Mr. Sweeney's responsibilities include the co-portfolio management of Four Corners' retail funds as well as coverage of the media and entertainment, cable and satellite industries. Mr. Sweeney has 15 years of investment experience including 12 years in senior secured loans and high-yield bonds. Mr. Sweeney joined Four Corners in 2005 from American Express Asset Management Group, Inc. where he was primarily responsible for managing investments of senior secured loans and high-yield bonds in the gaming, lodging, leisure, homebuilding, and building product sectors. Prior to joining American Express, Mr. Sweeney worked at Four Corners and ING Capital Advisors LLC managing investments of senior secured loans in the media sector. Previously, Mr. Sweeney was an Associate at First Union Securities in the Financial Sponsors and Diversified Industries Groups. Mr. Sweeney received an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a BS from Rutgers University.


 (a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

INFORMATION PROVIDED AS OF MAY 31, 2010

----------------------------- ------------------------------------- -------------- ------------- -------------------- --------------
                                                                                                                      Total Assets
                                                                        Total                       # of Accounts         that
                                                                        # of                        Managed that      Advisory Fee
 Name of Portfolio Manager                                            Accounts     Total Assets  Advisory Fee Based     Based on
       or Team Member                   Type of Accounts               Managed     ($ millions)    on Performance      Performance
----------------------------- ------------------------------------- -------------- ------------- -------------------- --------------
1. Robert I. Bernstein        Registered Investment Companies*:           2           $141                0                $0
                              ------------------------------------- -------------- ------------- -------------------- --------------
                              Other Pooled Investment Vehicles:           3           $759.4              3              $759.4
                              ------------------------------------- -------------- ------------- -------------------- --------------
                              Other Accounts:                             9           $746.7              0                $0
----------------------------- ------------------------------------- -------------- ------------- -------------------- --------------
2.  Drew R. Sweeney           Registered Investment Companies*:           2           $141                0                $0
                              ------------------------------------- -------------- ------------- -------------------- --------------
                              Other Pooled Investment Vehicles:           0             $0                0                $0
                              ------------------------------------- -------------- ------------- -------------------- --------------
                              Other Accounts:                             1           $40.2               0                $0
----------------------------- ------------------------------------- -------------- ------------- -------------------- --------------
         * Information excludes the registrant.

Potential Conflicts of Interests

          In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.


(a)(3)   Compensation Structure of Portfolio Manager(s) or Management
Team Members


INFORMATION PROVIDED AS OF AUGUST 2, 2010

          Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Bonuses for all employees, including the Portfolio Managers, are discretionary. In addition, the Portfolio Managers have stock options of Macquarie. These options are in varying amounts and are subject to certain vesting and other provisions of the Macquarie option plan. Finally, the Portfolio Managers are Members of the entity that Macquarie recently purchased, and there are certain payments associated with that purchase which will be paid over time. A portion of those payments is based on achieving certain revenue targets.


          The Portfolio Managers' salaries are set at certain levels and may be raised at the discretion of Macquarie. Bonuses are entirely discretionary and are likely to be related to, among other things, business unit profitability and personal performance. Compensation is determined without regard to the performance of any one particular fund. The Portfolio Managers and the Management Team have no direct incentive to take undue risks when individual fund performance is lagging.



(a)(4)  Disclosure of Securities Ownership as of May 31, 2010

----------------------------------- ---------------------------------
  Name of Portfolio Manager or       Dollar ($) Range of Fund Shares
           Team Member                     Beneficially Owned
----------------------------------- ---------------------------------
Robert I. Bernstein                          $0 (0 shares)
----------------------------------- ---------------------------------
Drew R. Sweeney                              $0 (0 shares)
----------------------------------- ---------------------------------
                     Information Provided as of May 31, 2009.

(b) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
     15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)    Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)    Not applicable.

(b)       Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust/Four Corners Senior Floating Rate Income Fund II

By (Signature and Title)* /s/ James A. Bowen
                          ---------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date  July 20, 2010
      --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ---------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date  July 20, 2010
      --------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          ---------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date  July 20, 2010
      --------------------



* Print the name and title of each signing officer under his or her signature.